Exhibit 99.1

                               SECURITY AGREEMENT

         This Security Agreement is made as of January 10, 2005 by and among LAURUS MASTER FUND, LTD., a Cayman Islands corporation ("Laurus"), RETURN ON INVESTMENT CORPORATION, a Delaware corporation ("Company"), GO SOFTWARE, INC., a Georgia corporation ("GO Software") and TECTONIC SOLUTIONS, INC., a Georgia corporation ("Tectonic" and together with GO Software, each an "Eligible Subsidiary" and collectively, the "Eligible Subsidiaries").

                                   BACKGROUND

         Company and Eligible Subsidiaries have requested that Laurus make advances available to Company and each Eligible Subsidiary; and

         Laurus has agreed to make such advances on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

         NOW,   THEREFORE,   in   consideration  of  the  mutual  covenants  and
undertakings and the terms and conditions contained herein, the parties hereto agree as follows:

         1. General Definitions and Terms; Rules of Construction.

         (a) General Definitions. Capitalized terms used in this Agreement shall have the meanings assigned to them in Annex A.

         (b) Accounting Terms. Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with GAAP and all financial computations shall be computed, unless specifically provided herein, in accordance with GAAP consistently applied.

         (c) Other Terms. All other terms used in this Agreement and defined in the UCC, shall have the meaning given therein unless otherwise defined herein.

         (d) Rules of Construction. All Schedules, Addenda, Annexes and Exhibits hereto or expressly identified to this Agreement are incorporated herein by reference and taken together with this Agreement constitute but a single agreement. The words "herein", hereof" and "hereunder" or other words of similar import refer to this Agreement as a whole, including the Exhibits, Addenda, Annexes and Schedules thereto, as the same may be from time to time amended, modified, restated or supplemented, and not to any particular section, subsection or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. The term "or" is not exclusive. The term "including" (or any form thereof) shall not be limiting or exclusive. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references in this Agreement or in the Schedules, Addenda, Annexes and Exhibits to this Agreement to sections, schedules, disclosure schedules, exhibits, and attachments shall refer to the corresponding sections, schedules, disclosure schedules, exhibits, and attachments of or to this Agreement. All references to any instruments or agreements, including references to any of this Agreement or the Ancillary Agreements (as hereinafter defined) shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

         2. Revolving Loans. (a)(i) Subject to the terms and conditions set forth herein and in the Ancillary Agreements and so long as no Event of Default shall have occurred and be continuing, Laurus shall make revolving loans (the "Revolving Loans") to Company and the Eligible Subsidiaries from time to time during the Term which, in the aggregate at any time outstanding, will not exceed the lesser of (x) (I) the Capital Availability Amount minus (II) such reserves as Laurus may reasonably in its good faith judgment deem proper and necessary from time to time (the "Reserves") and (y) an amount equal to the (I) Accounts Availability minus (II) the Reserves. The amount derived at any time from
Section 2(a)(i)(y)(I) minus 2(a)(i)(y)(II) shall be referred to as the "Formula Amount". Company and each Eligible Subsidiary shall jointly and severally execute and deliver to Laurus on the Closing Date the Revolving Note and a Minimum Borrowing Note evidencing the Revolving Loans funded on the Closing Date. From time to time thereafter, Company and each Eligible Subsidiary shall jointly and severally execute and deliver to Laurus immediately prior to the final funding of each additional $500,000 tranche of Revolving Loans allocated to any Minimum Borrowing Note issued after the date hereof (calculated on a cumulative basis for each such tranche) an additional Minimum Borrowing Note evidencing such tranche, substantially in the form of the Minimum Borrowing Note delivered by Company and each Eligible Subsidiary to Laurus on the Closing Date. Notwithstanding anything herein to the contrary, whenever during the Term the outstanding balance on the Revolving Note should equal or exceed $500,000 to the extent that the outstanding balance on the Minimum Borrowing Note shall be less than $500,000 (the difference of $500,000 less the actual balance of the Minimum Borrowing Note, the "Available Minimum Borrowing"), such portion of the balance of the Revolving Note as shall equal the Available Minimum Borrowing shall be deemed to be simultaneously extinguished on the Revolving Note and transferred to, and evidenced by, the Minimum Borrowing Note. At the sole and absolute option of Laurus, Laurus shall have the right during the period commencing on the Closing Date and ending on the date which is 270 days following the Closing Date to make an additional loan to and/or investment in the Company and/or any all Eligible Subsidiaries in an aggregate amount of up to forty percent (40%) of the Total Investment Amount on the same terms and at the same conversion price set forth herein and in this Agreement and the Ancillary Agreements. In connection with any such additional loan and/or investment, each of Company and the Eligible Subsidiaries shall execute all such documents, instruments and agreements necessary to evidence the same.

                  (ii) Notwithstanding the limitations set forth above, if requested by Company and/or the Eligible Subsidiaries, Laurus retains the right to lend to Company and the Eligible Subsidiaries from time to time such amounts in excess of such limitations as Laurus may determine in its sole discretion.

                  (iii) Each of Company and the Eligible Subsidiaries acknowledge that the exercise of Laurus' discretionary rights hereunder may result during the Term in one or more increases or decreases in the advance percentages used in determining Accounts Availability and each of Company and the Eligible Subsidiaries hereby consent to any such increases or decreases which may limit or restrict advances requested by Company and each Eligible Subsidiary.

                  (iv) If any interest, fees, costs or charges payable to Laurus hereunder are not paid when due, each of Company and the Eligible Subsidiaries shall thereby be deemed to have requested, and Laurus is hereby authorized at its discretion to make and charge to Company's and the Eligible Subsidiaries' account, a Revolving Loan as of such date in an amount equal to such unpaid interest, fees, costs or charges.

                  (v) If Company or any Eligible Subsidiary at any time fails to perform or observe any of the covenants contained in this Agreement or any Ancillary Agreement, Laurus may, but need not, perform or observe such covenant on behalf and in the name, place and stead of Company and/or such Eligible Subsidiary (or, at Laurus' option, in Laurus' name) and may, but need not, take any and all other actions which Laurus may deem necessary to cure or correct such failure (including the payment of taxes, the satisfaction of Liens, the performance of obligations owed to Account Debtors, lessors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments). The amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Laurus in connection with or as a result of the performance or observance of such agreements or the taking of such action by Laurus shall be charged to Company's and the Eligible Subsidiaries' account as a Revolving Loan and added to the Obligations. Solely to facilitate Laurus' performance or observance of such covenants of Company and each Eligible Subsidiary, each of Company and each Eligible Subsidiary hereby irrevocably appoint Laurus, or Laurus' delegate, acting alone, as Company's and each such Eligible Subsidiary's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of Company and each Eligible Subsidiary any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed delivered or endorsed by Company and/or such Eligible Subsidiary.

                  (vi) Laurus will account to Company monthly with a statement of all Loans and other advances, charges and payments made pursuant to this Agreement, and such account rendered by Laurus shall be deemed final, binding and conclusive unless Laurus is notified by Company in writing to the contrary within thirty (30) days of the date each account was rendered specifying the item or items to which objection is made.

                  (vii) During the Term, Company and each Eligible Subsidiary may borrow and prepay and reborrow Revolving Loans in accordance with the terms and conditions hereof.

                  (viii) If any Eligible Account is not paid by the Account Debtor within ninety (90) days after the date that such Eligible Account was invoiced or if any Account Debtor asserts a deduction, dispute, contingency, set-off, or counterclaim with respect to any Eligible Account, (a "Delinquent Account"), each of Company and the Eligible Subsidiaries shall, solely to the extent Revolving Loans outstanding continue to be supported by such Delinquent Account and not by other Eligible Accounts (i) reimburse Laurus for the amount of the Revolving Loans made with respect to such Delinquent Account plus an adjustment fee in an amount equal to one-quarter of one percent (0.25%) of the gross face amount of such Eligible Account or (ii) immediately replace such Delinquent Account with an otherwise Eligible Account.

         (b) Following the occurrence of an Event of Default which continues to exist, Laurus may, at its option, elect to convert the credit facility contemplated hereby to an accounts receivable purchase facility. Upon such election by Laurus (subsequent notice of which Laurus shall provide to Company and the Eligible Subsidiaries), Company and the Eligible Subsidiaries shall be deemed to hereby have sold, assigned, transferred, conveyed and delivered to Laurus, and Laurus shall be deemed to have purchased and received from Company and each Eligible Subsidiary, all right, title and interest of Company and each Eligible Subsidiary in and to all Accounts which shall at any time constitute Eligible Accounts (the "Receivables Purchase"). All outstanding Loans hereunder shall be deemed obligations under such accounts receivable purchase facility. The conversion to an accounts receivable purchase facility in accordance with the terms hereof shall not be deemed an exercise by Laurus of its secured creditor rights under Article 9 of the UCC. Immediately following Laurus' request, Company and each Eligible Subsidiary shall execute all such further documentation as may be reasonably required by Laurus to more fully set forth the accounts receivable purchase facility herein contemplated, including, without limitation, Laurus' standard form of accounts receivable purchase agreement and account debtor notification letters, with such changes as are reasonably acceptable to Laurus and Company, but Company's or any Eligible Subsidiary's failure to enter into any such documentation shall not impair or affect the Receivables Purchase in any manner whatsoever.

         (c) Minimum Borrowing Amount. After a registration statement registering the Registrable Securities (as defined in the Registration Rights Agreement) has been declared effective by the SEC, conversions of the Minimum Borrowing Amount into the Common Stock of Company may be initiated as set forth in the respective Minimum Borrowing Note. From and after the date upon which any outstanding principal of the Minimum Borrowing Amount (as evidenced by the first Minimum Borrowing Note) is converted into Common Stock (the "First Conversion
Date"), (i) corresponding amounts of all outstanding Revolving Loans (not attributable to the then outstanding Minimum Borrowing Amount) existing on or made after the First Conversion Date will be aggregated until they reach the sum of $500,000 and (ii) Company and each Eligible Subsidiary will issue a new (serialized) Minimum Borrowing Note to Laurus in respect of such $500,000 aggregation, and (iii) Company shall prepare and file a subsequent registration statement with the SEC to register such subsequent Minimum Borrowing Note in accordance with the requirements set forth in the Registration Rights Agreement.

         (d) Term Loan. Subject to the terms and conditions set forth herein and in the Ancillary Agreements, Laurus shall make a term loan (the "Term Loan") to Company and the Eligible Subsidiaries in an aggregate amount equal to $4,000,000. The Term Loan shall be advanced on the Closing Date and shall be, with respect to principal, payable in consecutive monthly installments of principal commencing on April 1, 2005 and on the first day of each month thereafter, subject to acceleration upon the occurrence of an Event of Default or termination of this Agreement. The first thirty-two principal installments shall each be in the amount of $121,212.12 and the thirty-third and final installment shall be in an amount equal to the unpaid principal balance of the Term Loan plus all accrued and unpaid interest thereon. The Term Loan shall be evidenced by the Secured Convertible Term Note.

         3. Repayment of the Loans. Company and the Eligible Subsidiaries (a) may prepay the Obligations from time to time in accordance with the terms and provisions of the Notes (and Section 16 hereof if such prepayment is due to a termination of this Agreement); and (b) shall repay on the expiration of the Term (i) the then aggregate outstanding principal balance of the Loans together with accrued and unpaid interest, fees and charges and (ii) all other amounts owed Laurus under this Agreement and the Ancillary Agreements. Any payments of principal, interest, fees or any other amounts payable hereunder or under any Ancillary Agreement shall be made prior to 12:00 noon (New York time) on the due date thereof in immediately available funds.

         4. Procedure for Revolving Loans. Company Agent may by written notice request a borrowing of Revolving Loans prior to 12:00 noon (New York time) on the Business Day of its request to incur, on the next Business Day, a Revolving Loan. Together with each request for a Revolving Loan (or at such other intervals as Laurus may request), Company Agent shall deliver to Laurus a Borrowing Base Certificate in the form of Exhibit A, which shall be certified as true and correct by the Chief Executive Officer or Chief Financial Officer of Company Agent together with all supporting documentation relating thereto. All Revolving Loans shall be disbursed from whichever office or other place Laurus may designate from time to time and shall be charged to Company's and the Eligible Subsidiaries' account on Laurus' books. The proceeds of each Revolving Loan made by Laurus shall be made available to Company Agent on the Business Day following the Business Day so requested in accordance with the terms of this
Section 4 by way of credit to Company's and the Eligible Subsidiaries' operating accounts maintained with such bank as Company and each Eligible Subsidiary have designated from time to time to Laurus. Any and all Obligations due and owing hereunder may be charged to Company's and each Eligible Subsidiary's account and shall constitute Revolving Loans.

         5. Interest and Payments. (a) Interest.

                  (i) Except as modified by Section 5(a)(iii) below, Company and each Eligible Subsidiary shall pay interest at the Contract Rate on the unpaid principal balance of each Loan until such time as such Loan is collected in full in good funds in dollars of the United States of America.

                  (ii) Interest and payments shall be computed on the basis of actual days elapsed in a year of 360 days. At Laurus' option, Laurus may charge Company's and each Eligible Subsidiary's account for said interest.

                  (iii) Effective upon the occurrence of any Event of Default and for so long as any Event of Default shall be continuing, the Contract Rate shall automatically be increased as set forth in the Notes (such increased rate, the "Default Rate"), and all outstanding Obligations, including unpaid interest, shall continue to accrue interest from the date of such Event of Default at the Default Rate applicable to such Obligations.

                  (iv)  In  no  event  shall  the  aggregate   interest  payable
hereunder exceed the maximum rate permitted under any applicable law or regulation, as in effect from time to time (the "Maximum Legal Rate"), and if any provision of this Agreement or any Ancillary Agreement is in contravention of any such law or regulation, interest payable under this Agreement and each Ancillary Agreement shall be computed on the basis of the Maximum Legal Rate (so that such interest will not exceed the Maximum Legal Rate).

                  (v) Company and each Eligible Subsidiary shall pay principal, interest and all other amounts payable hereunder, or under any Ancillary Agreement, without any deduction whatsoever, including any deduction for any set-off or counterclaim. (b) Payments; Certain Closing Conditions.

                           (i) Closing/Annual  Payments.  Upon execution of this
Agreement by Company and Laurus, Company and the Eligible Subsidiaries shall pay to Laurus Capital Management, LLC a closing payment in an amount equal to four and one-half percent (4.50%) of the Total Investment Amount. Such payment shall be deemed fully earned on the Closing Date and shall not be subject to rebate or proration for any reason.

                           (ii) Unused Line Payment.  If, during any month,  the
average of the aggregate Loans outstanding during such month (the "Average Loan Amount") does not equal the Total Investment Amount, Company and the Eligible Subsidiaries shall pay to Laurus at the end of such month a payment (calculated on a per annum basis) in an amount equal to one half percent (0.50%) of the amount by which the Total Investment Amount exceeds the Average Loan Amount (the "Unused Line Payment"). Any such due and unpaid fee shall come immediately due and payable upon termination of this Agreement. Notwithstanding the foregoing, if on or prior to June 30, 2005 Laurus shall have released its Lien on the assets of Go Software based upon ROIE's satisfaction of the conditions for such release as set forth in the GO Software Side Letter Agreement, then on and after the date of such Lien release the Unused Line Payment shall equal zero ($0).

                           (iii) Overadvance Payment.  Without affecting Laurus'
rights hereunder in the event the Revolving Loans exceed the Formula Amount (each such event, an "Overadvance"), all such Overadvances shall bear interest at an annual rate equal to two percent (2%) of the amount of such Overadvances for each month or portion thereof such amounts shall be outstanding and in excess of the Formula Amount.

                           (iv) Financial Information Default. Without affecting
Laurus' other rights and remedies, in the event Company or any Eligible Subsidiary fails to deliver the financial information required by Section 11 on or before the date required by this Agreement, Company and the Eligible Subsidiaries shall pay Laurus an aggregate fee in the amount of $250.00 per week (or portion thereof) for each such failure until such failure is cured to Laurus' satisfaction or waived in writing by Laurus. Such fee shall be charged to Company's and the Eligible Subsidiaries account upon the occurrence of each such failure.

                           (v)   Expenses.   The   Company   and  the   Eligible
Subsidiaries shall reimburse Laurus for its reasonable expenses (including legal fees and expenses) incurred in connection with the preparation and negotiation of this Agreement and the Ancillary Agreements and reasonable expenses incurred in connection with Laurus' due diligence review of the Company and its Subsidiaries and all related matters. Amounts required to be paid under this
Section 5(b)(v) will be paid on the Closing Date.

6. Security Interest.

         (a) To secure the prompt payment to Laurus of the Obligations, each of Company and each Eligible Subsidiary hereby assigns, pledges and grants to Laurus a continuing security interest in and Lien upon all of such Person's right, title and interest in and to the Collateral. All of Company's and each Eligible Subsidiary's Books and Records relating to the Collateral shall, until delivered to or removed by Laurus, be kept by Company and each Eligible Subsidiary, as the case may be, in trust for Laurus until all Obligations have been paid in full. Each confirmatory assignment schedule or other form of assignment hereafter executed by Company and each Eligible Subsidiary shall be deemed to include the foregoing grant, whether or not the same appears therein.

         (b) Company and each Eligible Subsidiary hereby (i) authorizes Laurus to file any financing statements, continuation statements or amendments thereto that (x) indicate the Collateral (1) as all assets and personal property of Company or such Eligible Subsidiary, as the case may be, or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (2) as being of an equal or lesser scope or with greater detail, and (y) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment and (ii) ratifies its authorization for Laurus to have filed any initial financial statements, or amendments thereto if filed prior to the date hereof. Each of Company and each Eligible Subsidiary acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Laurus and agrees that it will not do so without the prior written consent of Laurus, subject to Company's and such Eligible Subsidiary's rights under Section 9-509(d)(2) of the UCC.

         (c) Each of Company and each Eligible Subsidiary hereby grants to Laurus an irrevocable, non-exclusive license (exercisable upon the termination of this Agreement due to an occurrence and during the continuance of an Event of Default without payment of royalty or other compensation to Company or such Eligible Subsidiary, as the case may be) to use, transfer, license or sublicense any Intellectual Property now owned, licensed to, or hereafter acquired by Company and/or such Eligible Subsidiary, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof, and represents, promises and agrees that any such license or sublicense is not and will not be in conflict with the contractual or commercial rights of any third Person; provided, that such license will terminate on the termination of this Agreement and the payment in full of all Obligations.

         7. Representations, Warranties and Covenants Concerning the Collateral. Each of Company and each Eligible Subsidiary represents, warrants (each of which such representations and warranties shall be deemed repeated upon the making of each request for a Revolving Loan and made as of the time of each and every Revolving Loan hereunder) and covenants as follows:

         (a) all of the Collateral (i) is owned by Company and/or an Eligible Subsidiary (other than certain Equipment of Company and/or an Eligible Subsidiary leased in the ordinary course of business), as the case may be, free and clear of all Liens (including any claims of infringement) except those in Laurus' favor and Permitted Liens and (ii) is not subject to any agreement prohibiting the granting of a Lien or requiring notice of or consent to the granting of a Lien.

         (b) neither the Company nor any Eligible Subsidiary shall encumber, mortgage, pledge, assign or grant any Lien in any Collateral or any of Company's or any Eligible Subsidiary other assets to anyone other than Laurus and except for Permitted Liens.

         (c) the Liens granted pursuant to this Agreement, upon completion of the filings and other actions listed on Schedule 7(c) (which, in the case of all filings and other documents referred to in said Schedule, have been delivered to Laurus in duly executed form) constitute valid perfected security interests in all of the Collateral in favor of Laurus as security for the prompt and complete payment and performance of the Obligations, enforceable in accordance with the terms hereof against any and all creditors of and any purchasers from Company and the Eligible Subsidiaries and such security interest is prior to all other Liens in existence on the date hereof other than Permitted Liens.

         (d) no effective security agreement, mortgage, deed of trust, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is or will be on file or of record in any public office, except those relating to Permitted Liens.

         (e) except to the extent expressly  permitted  pursuant to the terms of
Section 13(1)(xiv) hereof, neither Company nor any Eligible Subsidiary shall dispose of any of the Collateral whether by sale, lease or otherwise except for the sale of Inventory in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out Equipment and only to the extent that (i) the proceeds of any such disposition are used to acquire replacement Equipment which is subject to Laurus' first priority security interest or are used to repay Loans or to pay general corporate expenses, or (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to Laurus to be held as cash collateral for the Obligations.

         (f) each of Company and each Eligible Subsidiary shall defend the right, title and interest of Laurus in and to the Collateral against the claims and demands of all Persons whomsoever, other than those Persons holding Permitted Liens, and take such actions, including (i) the prompt taking of all actions necessary to grant Laurus "control" of any Investment Property, Deposit Accounts, Letter-of-Credit Rights or electronic Chattel Paper owned by Company and each Eligible Subsidiary, with any agreements establishing control to be in form and substance reasonably satisfactory to Laurus, (ii) the prompt (but in no event later than five (5) Business Days following Laurus' request therefor)
delivery to Laurus of all original Instruments, Chattel Paper, negotiable Documents and certificated Stock owned by Company and each Eligible Subsidiary (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank), (iii) notification of Laurus' interest in Collateral at Laurus' request, and (iv) the institution of litigation against third parties as shall be necessary in order to protect and preserve Company's, each Eligible Subsidiary's and/or Laurus' respective and several interests in the Collateral.

         (g) each of Company and each Eligible Subsidiary shall promptly, and in any event within five (5) Business Days after the same is acquired by it, notify Laurus of any commercial tort claim (as defined in the UCC) acquired by it and unless otherwise consented by Laurus, each of Company and/or each Eligible Subsidiary, as the case may be, shall enter into a supplement to this Agreement granting to Laurus a Lien in such commercial tort claim.

         (h) if either Company and/or ay Eligible Subsidiary retains possession of any Chattel Paper or Instrument with Laurus' consent, upon Laurus' request such Chattel Paper and Instruments shall be marked with the following legend:
"This writing and obligations evidenced or secured hereby are subject to the security interest of Laurus Master Fund, Ltd."

         (i) each of Company and each Eligible Subsidiary shall perform in a reasonable time all other steps requested by Laurus to create and maintain in Laurus' favor a valid perfected first Lien in all Collateral subject only to Permitted Liens.

         (j) each of Company and each Eligible Subsidiary shall notify Laurus promptly and in any event within three (3) Business Days after obtaining knowledge thereof (i) of any event or circumstance that to Company's or any Eligible Subsidiary's knowledge would cause Laurus to consider any then existing Account as no longer constituting an Eligible Account; (ii) of any material delay in Company's or any Eligible Subsidiary's performance of any of its obligations to any Account Debtor; (iii) of any assertion by any Account Debtor of any material claims, offsets or counterclaims; (iv) of any allowances, credits and/or monies (collectively, "Allowances") granted by Company or any Eligible Subsidiary to any Account Debtor but only to the extent the aggregate Allowances with respect to any single Account owing by such Account Debtor exceed fifteen percent (15%) of the net face amount of any such Account and/or the aggregate Allowances with respect to all Accounts owing by any single Account Debtor exceed fifteen percent (15%) of the net face amount of all such Accounts, as applicable; (v) of all material adverse information relating to the financial condition of an Account Debtor; (vi) of any material return of goods; and (vii) of any loss, damage or destruction of any of the Collateral having a fair market value of more than $10,000.

         (k) all Eligible Accounts (i) which are billed on a construction completion basis but not payable until the project is completed, represent complete bona fide transactions which require no further act under any circumstances on Company's or any Eligible Subsidiary's part to make such Accounts payable by the Account Debtors, (ii) are not subject to any present, future contingent offsets or counterclaims, and (iii) do not represent bill and hold sales, consignment sales, guaranteed sales, sale or return or other similar understandings or obligations of any Affiliate or Subsidiary of either Company or any Eligible Subsidiary. Neither Company nor any Eligible Subsidiary has made, and neither Company nor any Eligible Subsidiary will make, any agreement with any Account Debtor for any extension of time for the payment of any Account, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance for prompt or early payment allowed by Company or any Eligible Subsidiary in the ordinary course of its business consistent with historical practice and as previously disclosed to Laurus in writing.

         (l) each of Company and each Eligible Subsidiary shall keep and maintain its Equipment in good operating condition, except for ordinary wear and tear, and disposal of obsolete Equipment (in accordance with the foregoing clause "(e)") and shall make all necessary repairs and replacements thereto. Neither Company nor any Eligible Subsidiary shall permit any such items to become a Fixture to real estate or accessions to other personal property.

         (m) each of Company and each Eligible Subsidiary shall maintain and keep all of its Books and Records concerning the Collateral at such person's executive offices listed in Schedule 12(bb).

         (n) each of Company and each Eligible Subsidiary shall maintain and keep the tangible Collateral at the addresses listed in Schedule 12(bb), provided, that each of Company and/or any such Eligible Subsidiary may change such locations or open a new location, so long as Company or any such Eligible Subsidiary, as the case may be, provides Laurus at least thirty (30) days' prior written notice of such changes or new location and (ii) prior to such change or opening of a new location where Collateral having a value of more than $50,000 will be located, Company and/or any such Eligible Subsidiary, as the case may be, executes and delivers to Laurus such agreements as Laurus may request, including landlord agreements, mortgagee agreements and warehouse agreements, each in form and substance reasonably satisfactory to Laurus.

         (o) Schedule 7(p) lists all banks and other financial institutions at which Company and each Eligible Subsidiary maintains deposits and/or other accounts, and such Schedule correctly identifies the name, address and telephone number of each such depository, the name in which the account is held, a description of the purpose of the account, and the complete account number. Neither the Company nor any Eligible Subsidiary shall establish any depository or other bank account of any with any financial institution (other than the accounts set forth on Schedule 7(p)) without Laurus' prior written consent.

         8. Payment of Accounts.

         (a) Within forty-five (45) days following the Closing Date, each of Company and each Eligible Subsidiary will irrevocably direct all of its present and future Account Debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to the lockboxes maintained by Company and each Eligible Subsidiary (the "Lockboxes") with North Fork Bank (the "Lockbox Bank"), pursuant to such documentation reasonably acceptable to Laurus, or such other financial institution accepted by Laurus in writing as may be selected by Company and/or any Eligible Subsidiary. Within forty-five (45) days following the Closing Date, each of Company and each Eligible Subsidiary shall and shall cause the Lockbox Bank to enter into all such documentation acceptable to Laurus pursuant to which, among other things, the Lockbox Bank agrees to: (a) sweep the Lockbox on a daily basis and deposit all checks received therein to an account designated by Laurus in writing and
(b) comply only with the instructions or other directions of Laurus concerning the Lockbox. All of Company's and each Eligible Subsidiary's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account of Company or any Eligible Subsidiary or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox or such other address as Laurus may direct in writing. If, notwithstanding the instructions to Account Debtors, Company or any Eligible Subsidiary receives any payments, Company or such Eligible Subsidiary, as the case may be, shall immediately remit such payments to Laurus in their original form with all necessary endorsements. Until so remitted, Company and each Eligible Subsidiary shall hold all such payments in trust for and as the property of Laurus and shall not commingle such payments with any of its other funds or property.

         (b) At Laurus' election, following the occurrence of an Event of Default which is continuing, Laurus may notify each of Company's and each Eligible Subsidiary's Account Debtors of Laurus' security interest in the Accounts, collect them directly and charge the collection costs and expenses thereof to Company's and the Eligible Subsidiaries joint and several account.

         9. Collection and Maintenance of Collateral.

         (a) Laurus may verify Company's and each Eligible Subsidiary's Accounts from time to time, but not more often than once every three (3) months unless an Event of Default has occurred and is continuing, utilizing an audit control company or any other agent of Laurus.

         (b) Proceeds of Accounts received by Laurus will be deemed received on the Business Day after Laurus' receipt of such proceeds in good funds in dollars of the United States of America to an account designated by Laurus. Any amount received by Laurus after 12:00 noon (New York time) on any Business Day shall be deemed received on the next Business Day.

         (c) As Laurus receives the proceeds of Accounts of Company or any Eligible Subsidiary, it shall (i) apply such proceeds, as required, to amounts outstanding under the Notes, and (ii) remit all such remaining proceeds (net of interest, fees and other amounts then due and owing to Laurus hereunder) to Company and/or any such Eligible Subsidiary upon request (but no more often than twice a week). Notwithstanding the foregoing, following the occurrence and during the continuance of an Event of Default, Laurus, at its option, may (a) apply such proceeds to the Obligations in such order as Laurus shall elect, (b) hold all such proceeds as cash collateral for the Obligations and each of Company and each Eligible Subsidiary hereby grants to Laurus a security interest in such cash collateral amounts as security for the Obligations and/or (c) do any combination of the foregoing.

         10. Inspections and Appraisals. At all times during normal business hours, Laurus, and/or any agent of Laurus shall have the right to (a) have access to, visit, inspect, review, evaluate and make physical verification and appraisals of each of Company's and each Eligible Subsidiary's properties and the Collateral, (b) inspect, audit and copy (or take originals if necessary) and make extracts from Company's and each Eligible Subsidiary's Books and Records, including management letters prepared by independent accountants, and (c) discuss with Company's and each Eligible Subsidiary's directors, principal officers, and independent accountants, Company's and each Eligible Subsidiary's business, assets, liabilities, financial condition, results of operations and business prospects. Each of Company and each Eligible Subsidiary will deliver to Laurus any instrument necessary for Laurus to obtain records from any service bureau maintaining records for Company and such Eligible Subsidiary. If any internally prepared financial information, including that required under this
Section is unsatisfactory in any manner to Laurus, Laurus may request that the Accountants review the same.

         Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries will provide any material, non-public information to Laurus unless Laurus signs a confidentiality agreement and otherwise complies with Regulation FD, under the federal securities laws.

         11.  Financial  Reporting.   Company  will  deliver,  or  cause  to  be
delivered, to Laurus each of the following, which shall be in form and detail acceptable to Laurus:

         (a) As soon as available, and in any event within ninety (90) days after the end of each fiscal year of Company, Company's audited financial statements with a report of independent certified public accountants of recognized standing selected by Company and acceptable to Laurus (the "Accountants"), which annual financial statements shall include Company's balance sheet as at the end of such fiscal year and the related statements of Company's income, retained earnings and cash flows for the fiscal year then ended, prepared, if Laurus so requests, on a consolidating and consolidated basis to include all Subsidiaries and Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) if and when available, copies of any management letters prepared by such accountants; and (ii) a certificate of Company's President, Chief Executive Officer or Chief Financial Officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

         (b) As soon as available and in any event within forty five (45) days after the end of each quarter, an unaudited/internal balance sheet and statements of income, retained earnings and cash flows of Company as at the end of and for such quarter and for the year to date period then ended, prepared, if Laurus so requests, on a consolidating and consolidated basis to include all Subsidiaries and Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end adjustments and accompanied by a certificate of Company's President, Chief Executive Officer or Chief Financial Officer, stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and
(ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

         (c) Within thirty (30) days after the end of each month (or more frequently if Laurus so requests), agings of Company's and each Eligible Subsidiary's Accounts, unaudited trial balances and their accounts payable and a calculation of Company's and each Eligible Subsidiary's Accounts, Eligible Accounts, provided, however, that if Laurus shall request the foregoing information more often than as set forth in the immediately preceding clause, Company and/or any Eligible Subsidiary shall have thirty (30) days from each such request to comply with Laurus' demand;

         and (d) Promptly after (i) the filing thereof, copies of Company's most recent registration statements and annual, quarterly, monthly or other regular reports which Company files with the Securities and Exchange Commission (the "SEC"), and (ii) the issuance thereof, copies of such financial statements, reports and proxy statements as Company shall send to its stockholders.

         12. Additional Representations and Warranties. Company and each Eligible Subsidiary hereby represent and warrant to Laurus as follows (which representations and warranties are supplemented by, and subject to, Company's filings under the Securities Exchange Act of 1934 (collectively, the "Exchange Act Filings"), copies of which have been provided to Laurus:

         (a) Organization, Good Standing and Qualification. Each of Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of Company and each of its Subsidiaries has the corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Ancillary Agreements, to issue and sell the Notes and the shares of Common Stock issuable upon conversion of the Notes (the "Note Shares"), to issue and sell the Warrants and the shares of Common Stock issuable upon conversion of the Warrants (the "Warrant Shares"),and to carry out the provisions of this Agreement and the Ancillary Agreements and to carry on its business as presently conducted. Each of Company and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions, except for those jurisdictions in which the failure to do so has not had, or could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (b) Subsidiaries. Each direct and indirect Subsidiary of Company, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth on Schedule 12(b).

         (c) Capitalization; Voting Rights.

                  (i) The authorized capital stock of the Company, as of the date hereof consists of 25,500,000 shares, of which 25,000,000 are shares of Common Stock, par value $0.01 per share, 13,867,054 shares of which are issued and outstanding, and 500,000 are shares of preferred stock, par value $0.01 per share of which no shares are issued and outstanding. The authorized capital stock of each Subsidiary of the Company is set forth on Schedule 12(c).

                  (ii) Except as disclosed on Schedule 12(c), other than: (i) the shares reserved for issuance under Company's stock option plans; and (ii) shares which may be issued pursuant to this Agreement and the Ancillary Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from Company of any of its securities. Except as disclosed on Schedule 12(c), neither the offer, issuance or sale of any of the Notes or the Warrants, or the issuance of any of the Note Shares or the Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

                  (iii) All issued and  outstanding  shares of Company's  Common
Stock: (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

                  (iv) The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in Company's Certificate of Incorporation (the "Charter"). The Note Shares and the Warrant Shares have been duly and validly reserved for issuance. When issued in compliance with the provisions of this Agreement and Company's Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

         (d) Authorization; Binding Obligations. All corporate action on the part of each of Company and each of its Subsidiaries, their respective officers and directors necessary for the authorization of this Agreement and the Ancillary Agreements, the performance of all obligations of Company and each of its Subsidiaries hereunder and under the Ancillary Agreements on the Closing Date and, the authorization, sale, issuance and delivery of the Notes and the Warrant has been taken or will be taken prior to the Closing Date. This Agreement and the Ancillary Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of each of Company and each of its Subsidiaries enforceable in accordance with their terms, except:

                  (i)  as  limited   by   applicable   bankruptcy,   insolvency,
reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and

                  (ii)   general   principles   of  equity  that   restrict  the
availability of equitable or legal remedies.

The sale of the Notes and the subsequent conversion of the Notes into Note Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. The issuance of the Warrants and the subsequent exercise of the Warrants for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

         (e) Liabilities. Neither Company nor any of its Subsidiaries has any contingent liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any Exchange Act Filings.

         (f) Agreements; Action. Except as set forth on Schedule 12(f) or as disclosed in any Exchange Act Filings:

                  (i) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which Company or any of its Subsidiaries is a party or to its knowledge by which it is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, Company or any of its Subsidiaries in excess of $50,000 (other than obligations of, or payments to, Company or any of its Subsidiaries arising from purchase or sale agreements entered into in the ordinary course of business); or
(ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from Company or any of its Subsidiaries (other than licenses arising from the purchase of "off the shelf" or other standard products); or (iii) provisions restricting the development, manufacture or distribution of Company's or any of its Subsidiaries' products or services; or
(iv) indemnification by Company or any of its Subsidiaries with respect to infringements of proprietary rights.

                  (ii) Since June 30, 2004, neither Company nor any of its Subsidiaries has: (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock;
(ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate; (iii) made any loans or advances to any person not in excess, individually or in the aggregate, of $100,000, other than ordinary advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                  (iii) For the  purposes  of  subsections  (i) and (ii) of this
Section 12(f) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities Company has reason to believe are affiliated therewith or with any Subsidiary thereof) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

         (g) Obligations to Related Parties. Except as set forth on Schedule 12(g), there are no obligations of Company or any of its Subsidiaries to officers, directors, stockholders or employees of Company or any of its Subsidiaries other than:

                  (i) for payment of salary for services rendered and for bonus payments;

                  (ii) reimbursement for reasonable expenses incurred on behalf of Company or any of its Subsidiaries;

                  (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of Company); and

                  (iv) obligations listed in Company's financial statements or disclosed in any of its Exchange Act Filings.

Except as described above or set forth on Schedule 12(g), none of the officers, directors or, to the best of Company's and each Eligible Subsidiary's knowledge, key employees or stockholders of Company, any of its Subsidiaries or any members of their immediate families, are indebted to Company or any of their Subsidiaries, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which Company or any of its Subsidiaries is affiliated or with which Company or any of its Subsidiaries has a business relationship, or any firm or corporation which competes with Company or any of its Subsidiaries, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with Company or any of its Subsidiaries. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with Company or any of its Subsidiaries and no agreements, understandings or proposed transactions are contemplated between Company or any of its Subsidiaries and any such person. Except as set forth on Schedule 12(g), neither Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         (h) Changes. Since June 30, 2004, except as disclosed in any Exchange Act Filing or in any Schedule to this Agreement or to any of the Ancillary Agreements, there has not been:

                  (i) any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of Company or any of its Subsidiaries, which, individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect;

                  (ii) any resignation or termination of any officer, key employee or group of employees of Company or any of its Subsidiaries;

                  (iii) any material change, except in the ordinary course of business, in the contingent obligations of Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

                  (iv) any damage, destruction or loss, whether or not covered by insurance, which has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

                  (v) any waiver by Company or any of its Subsidiaries of a valuable right or of a material debt owed to it;

                  (vi) any direct or indirect material loans made by Company or any of its Subsidiaries to any stockholder, employee, officer or director of Company or any of its Subsidiaries, other than advances made in the ordinary course of business;

                  (vii) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

                  (viii) any declaration or payment of any dividend or other distribution of the assets of Company or any of its Subsidiaries;

                  (ix) any labor organization activity related to Company or any of its Subsidiaries;

                  (x) any debt, obligation or liability incurred, assumed or guaranteed by Company or any of its Subsidiaries, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

                  (xi)  any  sale,   assignment  or  transfer  of  any  patents,
trademarks, copyrights, trade secrets or other intangible assets;

                  (xii) any change in any material agreement to which Company or any of its Subsidiaries is a party or by which it is bound which, either individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect;

                  (xiii) any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect; or

                  (xiv) any arrangement or commitment by Company or any of its Subsidiaries to do any of the acts described in subsection (i) through (xiii) of this Section 12(h).

         (i) Title to Properties and Assets;  Liens, Etc. Except as set forth on
Schedule 12(i), each of Company and each of its Subsidiaries has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

                  (i) those resulting from taxes which have not yet become delinquent;

                  (ii) minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of Company or any of its Subsidiaries;

                  (iii) those that have otherwise arisen in the ordinary course of business; and

                  (iv) Permitted Liens.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by Company or any of its Subsidiaries are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. Except as set forth on Schedule 12(i), each of Company and each of its Subsidiaries is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

         (j) Intellectual Property.

                  (i) Each of Company and each of its Subsidiaries owns or possesses sufficient legal rights to all Intellectual Property reasonably deemed to be necessary for its business as now conducted and to Company's knowledge as presently proposed to be conducted, without any known infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to such Intellectual Property of Company or any of its Subsidiaries, nor is Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products.

                  (ii) Neither Company nor any of its Subsidiaries has received any communications alleging that Company or any of its Subsidiaries has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is Company aware of any basis therefor.

                  (iii) Neither Company nor any Eligible Subsidiary believes it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by Company or any Eligible Subsidiary or any of their respective Subsidiaries, except for inventions, trade secrets or proprietary information that have been rightfully assigned to Company or any such Subsidiary.

         (k) Compliance with Other Instruments. Neither Company nor any of its Subsidiaries is in violation or default of (x) any term of its Charter or Bylaws, or (y) of any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 12(k), the execution, delivery and performance of and compliance with this Agreement and the Ancillary Agreements to which it is a party, and the issuance of the Notes by Company and the Eligible Subsidiaries and the other Securities by Company each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to Company or any of its Subsidiaries, its business or operations or any of its assets or properties.

         (l) Litigation. Except as set forth on Schedule 12(l), there is no action, suit, proceeding or investigation pending or, to Company's knowledge, currently threatened against Company or any of its Subsidiaries that prevents Company or any of its Subsidiaries from entering into this Agreement or the Ancillary Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or could result in any change in the current equity ownership of Company or any of its Subsidiaries, nor is Company aware that there is any basis to assert any of the foregoing. Neither Company nor any of its Subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by Company or any of its Subsidiaries currently pending or which Company or any of its Subsidiaries intends to initiate.

         (m) Tax Returns and Payments. Each of Company and each of its Subsidiaries has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by each of Company and each of its Subsidiaries on or before the Closing Date, have been paid or will be paid prior to the time they become delinquent. Except as set forth on Schedule 12(m), neither Company nor any of its Subsidiaries has been advised:

                  (i) that any of its returns, federal, state or other, have been or are being audited as of the date hereof;

                  or (ii) of any deficiency in assessment or proposed judgment to its federal, state or other taxes.

Neither Company nor any Eligible Subsidiary has any knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

         (n) Employees. Except as set forth on Schedule 12(n), neither Company nor any of its Subsidiaries has any collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or, to Company's or any Eligible Subsidiary's knowledge, threatened with respect to Company or any such Subsidiary. Except as disclosed in the Exchange Act Filings or on Schedule 12(n), neither Company nor any of its Subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To Company's and each Eligible Subsidiary's knowledge, no employee of Company or any of its Subsidiaries, nor any consultant with whom Company or any of its Subsidiaries has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, Company or any of its Subsidiaries because of the nature of the business to be conducted by Company or any of its Subsidiaries; and to Company's and each Eligible Subsidiary's knowledge the continued employment by Company and its Subsidiaries of their respective present employees, and the performance of Company's and its Subsidiaries contracts with its independent contractors, will not result in any such violation. Neither Company nor any Eligible Subsidiary is aware that any of its or any of its Subsidiaries' employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to Company or any of its Subsidiaries. Neither Company nor any of its Subsidiaries has received any notice alleging that any such violation has occurred. Except for employees who have a current effective employment agreement with Company or any of its Subsidiaries, no employee of Company or any of its Subsidiaries has been granted the right to continued employment by Company or any of its Subsidiaries or to any material compensation following termination of employment with Company or any of its Subsidiaries. Except as set forth on Schedule 12(n), neither Company nor any of its Subsidiaries is aware that any officer, key employee or group of employees intends to terminate his, her or their employment with Company or any of its Subsidiaries, nor does Company or any of its Subsidiaries have a present intention to terminate the employment of any officer, key employee or group of employees.

         (o)  Registration  Rights  and  Voting  Rights.  Except as set forth on
Schedule 12(o) and except as disclosed in Exchange Act Filings, neither Company nor any of its Subsidiaries is presently under any obligation, and has granted any rights, to register any of Company's or any such Subsidiary's presently outstanding securities or any of its securities that may hereafter be issued. Except as set forth on Schedule 12(o) and except as disclosed in Exchange Act Filings, to Company's and each Eligible Subsidiary's knowledge, no stockholder of Company or any of its Subsidiaries has entered into any agreement with respect to the voting of equity securities of Company or any of its Subsidiaries.

         (p) Compliance with Laws; Permits. Neither Company nor any of its Subsidiaries is in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any Ancillary Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing Date, as will be filed in a timely manner. Each of Company and each of its Subsidiaries has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (q) Environmental and Safety Laws. Neither Company is nor any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on
Schedule 12(q), no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by Company or any of its Subsidiaries or, to Company's knowledge, by any other person or entity on any property owned, leased or used by Company or any of its Subsidiaries. For the purposes of the preceding sentence, "Hazardous Materials" shall mean:

                  (i) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; and

                  (ii) any petroleum products or nuclear materials.

         (r) Valid Offering. Assuming the accuracy of the representations and warranties of Laurus contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

         (s) Full Disclosure. Each of Company and each of its Subsidiaries has provided Laurus with all information requested by Laurus in connection with its decision to purchase the Notes and the Warrants, including all information Company believes is reasonably necessary to make such investment decision. Neither this Agreement, the Ancillary Agreements nor the exhibits and schedules hereto and thereto nor any other document delivered by Company or any of its Subsidiaries to Laurus or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, taken as a whole contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. Any financial projections and other estimates provided to Laurus by Company and its Subsidiaries were based on Company's and its Subsidiaries' experience in the industry and on assumptions of fact and opinion as to future events which Company and/or such Subsidiary, at the date of the issuance of such projections or estimates, believed to be reasonable.

         (t) Insurance. Each of Company and each of its Subsidiaries has general commercial, product liability, fire and casualty insurance policies with coverages which Company believes are customary for companies similarly situated to Company and its Subsidiaries in the same or similar business.

         (u) SEC  Reports  and  Financial  Statements.  Except  as set  forth on
Schedule 12(u), Company and each of its Subsidiaries has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act. Company has furnished Laurus with copies of: (i) its Annual Report on Form 10-KSB for its fiscal year ended June 30, 2004; and (ii) its Quarterly Reports on Form 10-QSB for its fiscal quarters ended September 30, 2004, and the Form 8-K filings which it has made during its fiscal year 2005 to date (collectively, the "SEC Reports"). Except as set forth on Schedule 4.21, each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed) and fairly present in all material respects the financial condition, the results of operations and the cash flows of Company and its Subsidiaries, on a consolidated basis, as of, and for, the periods presented in each such SEC Report.

         (v) Listing. The Company's Common Stock is traded on the NASD OTC Bulletin Board ("OTC BB") and satisfies all requirements for the continuation of such trading. The Company has not received any notice that its Common Stock will be ineligible to trade on the OTC BB or that its Common Stock does not meet all requirements for such trading.

         (w)  No  Integrated   Offering.   Neither  Company,   nor  any  of  its
Subsidiaries nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement or any Ancillary Agreement to be integrated with prior offerings by Company for purposes of the Securities Act which would prevent Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will Company or any of its affiliates or Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

         (x) Stop Transfer. The Securities are restricted securities as of the date of this Agreement. Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

         (y) Dilution. Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Notes and exercise of the Warrants is binding upon Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of Company.

         (z) Patriot Act. Each of Company and each Eligible Subsidiary certifies that, to the best of Company's and such Eligible Subsidiary's knowledge, neither Company nor any of its Subsidiaries has been designated, and is not owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. Each of Company and each Eligible Subsidiary hereby acknowledges that Laurus seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, each of Company and each Eligible Subsidiary hereby represent, warrant and agree that: (i) none of the cash or property that it or any of its Subsidiaries will pay or will contribute to Laurus has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by it or any of its Subsidiaries to Laurus, to the extent that they are within Company's or any such Subsidiary's control shall cause Laurus to be in violation of the United States Bank Secrecy Act, the United States International Money
Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. Each of Company and each Eligible Subsidiary shall promptly notify Laurus if any of these representations ceases to be true and accurate regarding Company or any of its Subsidiaries. Each of Company and each Eligible Subsidiary agrees to provide Laurus with any additional information regarding Company and each Subsidiary thereof that Laurus deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. Each of Company and each Eligible Subsidiary understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, Laurus may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of Laurus' investment in Company and each Eligible Subsidiary. Each of Company and each Eligible Subsidiary further understands that Laurus may release confidential information about Company and its
Subsidiaries and, if applicable, any underlying beneficial owners, to proper authorities if Laurus, in its sole discretion, determines that it is in the best interests of Laurus in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

         (aa) Schedule 12(aa) sets forth Company's and each Eligible Subsidiary's name as it appears in official filing in the state of its incorporation, the type of entity of Company and each Eligible Subsidiary, the organizational identification number issued by Company's and each Eligible Subsidiary's state of incorporation or a statement that no such number has been issued, Company's and each Eligible Subsidiary's state of incorporation, and the location of Company's and each Eligible Subsidiary's chief executive office, corporate offices, warehouses, other locations of Collateral and locations where records with respect to Collateral are kept (including in each case the county of such locations) and, except as set forth in such Schedule 12(aa), such locations have not changed during the preceding twelve months. As of the Closing Date, during the prior five years, except as set forth in Schedule 12(aa), neither Company nor any Eligible Subsidiary has been known as or conducted business in any other name (including trade names). Each of Company and each Eligible Subsidiary has only one state of incorporation.

         13. Covenants. Each of Company and each Eligible Subsidiary, as applicable, covenants and agrees with Laurus as follows:

         (a) Stop-Orders. It will advise Laurus, promptly after it receives notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of Company, or of the suspension of the qualification of the Common Stock of Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

         (b) Listing. It will promptly secure the listing of the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants on the OTC BB (the "Principal Market") upon which shares of Common Stock are listed (subject to official notice of issuance) and shall maintain such listing so long as any other shares of Common Stock shall be so listed. Company will maintain the listing of its Common Stock on the Principal Market, and will comply in all material respects with Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable.

         (c) Market Regulations. Company will notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to Laurus and promptly provide copies thereof to Laurus.

         (d) Reporting Requirements. Company will timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

         (e) Use of Funds. It will use the proceeds of the Loans to repay the existing indebtedness owing to Silicon Valley Bank and on the Specified Subordinated Debt and for working capital purposes only.

         (f) Intentionally Omitted.

         (g) Taxes. It will, and will cause each of its Subsidiaries to, promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon its and its Subsidiaries' income, profits, property or business, as the case may be; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if it and/or such Subsidiary shall have set aside on its and/or such Subsidiary's books adequate reserves with respect thereto, and provided, further, that it will, and will cause each of its Subsidiaries to, pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

         (h) Insurance. It will bear the full risk of loss from any loss of any nature whatsoever with respect to the Collateral. It will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated; and it will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which it reasonably believes is customary for companies in similar business similarly situated and to the extent available on commercially reasonable terms. It will (jointly and severally) bear the full risk of loss from any loss of any nature whatsoever with respect to the assets pledged to Laurus as security for its obligations hereunder and under the Ancillary Agreements. At its own cost and expense in amounts and with carriers reasonably acceptable to Laurus, it shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in similar businesses similar including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in similar businesses insuring against larceny, embezzlement or other criminal misappropriation of insured's officers and employees who may either singly or jointly with others at any time have access to the assets or funds of Company or any of its Subsidiaries either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker's compensation or similar insurance as may be required under the laws of any state or jurisdiction in which Company or any of its Subsidiaries is engaged in business; and (v) furnish Laurus with (x) copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date, (y) excepting Company's and its Subsidiaries' workers' compensation policy, endorsements to such policies naming Laurus as "co-insured" or "additional insured" and appropriate loss payable endorsements in form and substance satisfactory to Laurus, naming Laurus as loss payee, and (z) evidence that as to Laurus the insurance coverage shall not be impaired or invalidated by any act or neglect of Company or any of its Subsidiaries and the insurer will provide Laurus with at least thirty (30) days notice prior to cancellation. Each of Company and each Eligible Subsidiary shall instruct the insurance carriers that in the event of any loss thereunder, the carriers shall make payment for such loss to Laurus and not to Company and/or any Subsidiary thereof and Laurus jointly. If any insurance losses are paid by check, draft or other instrument payable to Company and/or any Subsidiary thereof and Laurus jointly, Laurus may endorse Company's and/or such Subsidiary's name thereon and do such other things as Laurus may deem advisable to reduce the same to cash. Laurus is hereby authorized to adjust and compromise claims. All loss recoveries received by Laurus upon any such insurance may be applied to the Obligations, in such order as Laurus in its sole discretion shall determine or shall otherwise be delivered to Company and/or such Subsidiary thereof. Any surplus shall be paid by Laurus to Company and/or such Subsidiary thereof or applied as may be otherwise required by law. Any deficiency thereon shall be paid by Company and its Subsidiaries to Laurus, on demand.

         (i) Intellectual Property. It will, and will cause each of its Subsidiaries to, maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

         (j) Properties. It will, and will cause each of its Subsidiaries to, keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and it will, and will cause each of its Subsidiaries to, at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

         (k) Confidentiality. It will not, and will not permit any of its Subsidiaries to, disclose, and will not include in any public announcement, the name of Laurus, unless expressly agreed to by Laurus or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Laurus acknowledges that this Agreement and the transactions pursuant hereto shall be deemed a material contract and a material event for the Company and shall be the subject of an SEC filing on Form 8-K. Company and its Subsidiaries may disclose Laurus' identity and the terms of this Agreement to its current and prospective debt and equity financing sources.

         (l) Required Approvals. It shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Laurus, (i) create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt) whether secured or unsecured other than Company's and each Eligible Subsidiary's indebtedness to Laurus and as set forth on Schedule 13(l)(i) attached hereto and made a part hereof; (ii) cancel any debt owing to it in excess of $50,000 in the aggregate during any 12 month period; (iii) assume, guarantee, endorse or otherwise  become  directly  or  contingently  liable  in  connection  with  any obligations of any other Person, except the endorsement of negotiable instruments by Company or an Eligible Subsidiary for deposit or collection or similar transactions in the ordinary course of business; (iv) directly or indirectly declare, pay or make any dividend or distribution on any class of its Stock or apply any of its funds, property or assets to the purchase, redemption or other retirement of any Stock of Company or any Eligible Subsidiary outstanding on the date hereof, or issue any preferred stock; (v) purchase or hold beneficially any Stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including any partnership or joint venture, except (x) travel advances, (y) loans to Company's and each Eligible Subsidiaries officers and employees not exceeding at any one time an aggregate of $10,000, and (z) existing Subsidiaries of Company; (vi) create or permit to exist any Subsidiary, other than any Subsidiary in existence on the date hereof and listed in Schedule 12(b) unless such new Subsidiary is a wholly-owned Subsidiary and is designated by Laurus as either a co-borrower or guarantor hereunder and such Subsidiary shall have entered into all such documentation required by Laurus, including, without limitation, to grant to Laurus a first priority perfected security interest in substantially all of such Subsidiary's assets to secure the Obligations; (vii) directly or indirectly, prepay any indebtedness (other than to Laurus and in the ordinary course of business), or repurchase, redeem, retire or otherwise acquire any indebtedness (other than to Laurus and in the ordinary course of business) except to make scheduled payments of principal and interest thereof; (viii) enter into any merger, consolidation or other reorganization with or into any other Person or acquire all or a portion of the assets or Stock of any Person or permit any other Person to consolidate with or merge with it, unless (1) Company or an Eligible Subsidiary, as applicable, is the surviving entity of such merger or consolidation, (2) no Event of Default shall exist immediately prior to and after giving effect to such merger or consolidation, (3) Company and each Eligible Subsidiary, as applicable, shall have provided Laurus copies of all documentation relating to such merger or consolidation and (4) Company shall have provided Laurus with at least thirty (30) days' prior written notice of such merger or consolidation; (ix) materially change the nature of the business in which it is presently engaged; (x) become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) materially restrict the Company's or any Eligible Subsidiary's right to perform the provisions of this Agreement or any of the agreements contemplated thereby; (xi) change its fiscal year or make any changes in accounting treatment and reporting practices without prior written notice to Laurus except as required by GAAP or in the tax reporting treatment or except as required by law; (xii) enter into any transaction with any employee, director or Affiliate, except in the ordinary course on arms-length terms; (xiii) bill Accounts under any name except the present name of Company or any Eligible Subsidiary; or (xiv) sell, lease, transfer or otherwise dispose of any of its properties or assets, or any of the properties or assets of its Subsidiaries, except (1) in the ordinary course of business consistent with past practice and (2) the GO Software Sale so long as all of the conditions set forth in the GO Software Sale Letter Agreement shall have been satisfied in a manner reasonably satisfactory to Laurus for Laurus' agreement to release its Lien in the assets covered by the GO Software Sale.

         (m) Reissuance of Securities. Company agrees to reissue certificates representing the Securities without the legends set forth in Section 37 below at such time as:

                  (i) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Securities Act; or

                  (ii)  upon  resale   subject  to  an  effective   registration
statement after such Securities are registered under the Securities Act.

Company agrees to cooperate with Laurus in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided Company and its counsel receive reasonably requested representations from Laurus and broker, if any.

         (n) Opinion. On the Closing Date, Company and each Eligible Subsidiary will deliver to Laurus an opinion acceptable to Laurus from Company's and each Eligible Subsidiary's legal counsel. Company and each Eligible Subsidiary will provide, at Company's and each Eligible Subsidiary's expense, such other legal opinions in the future as are reasonably necessary for the conversion of the Notes and the exercise of the Warrants.

         (o)  Legal  Name,  etc.   Neither  Company  nor  any  of  its  Eligible
Subsidiaries will, without providing Laurus with 20 days prior written notice, change (i) its name as it appears in the official filings in the state of its incorporation or formation, (ii) the type of legal entity it is, (iii) its organization identification number, if any, issued by its state of incorporation, (iv) its state of incorporation or (v) amend its certificate of incorporation, by-laws or other organizational document; provided that Laurus is aware that the Company intends to change its name in connection with the GO Software Sale. Company shall provide Laurus 20 days prior written notice of such name change.

         (p) Compliance with Laws. The operation of each of the Company's and each of its Subsidiaries' business is and will continue to be in compliance in all material respects with all applicable federal, state and local laws, rules and ordinances, including to all laws, rules, regulations and orders relating to taxes, payment and withholding of payroll taxes, employer and employee contributions and similar items, securities, employee retirement and welfare benefits, employee health safety and environmental matters.

         (q) Notices. Each of the Company and each of its Subsidiaries will promptly inform Laurus in writing of: (i) the commencement of all proceedings and investigations by or before and/or the receipt of any notices from, any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any way concerning any event which could reasonable be expected to have singly or in the aggregate, a Material Adverse Effect; (ii) any change which has had, or could reasonably be expected to have, a Material Adverse Effect; (iii) any Event of Default or Default; and
(iv) any default or any event which with the passage of time or giving of notice or both would constitute a default under any agreement for the payment of money to which Company or any of its Subsidiaries is a party or by which Company or any of its Subsidiaries or any of Company's or any such Subsidiary's properties may be bound the breach of which would have a Material Adverse Effect..

         (r) Margin Stock. The Company will not permit any of the proceeds of the Loans made hereunder to be used directly or indirectly to "purchase" or "carry" "margin stock" or to repay indebtedness incurred to "purchase" or "carry" "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

         (s) Offering Restrictions. Except as previously disclosed in the SEC Reports or in the Exchange Act Filings, or stock or stock options granted to employees or directors of the Company (these exceptions hereinafter referred to as the "Excepted Issuances"), the Company will not issue any securities with a continuously variable/floating conversion feature which are or could be (by conversion or registration) free-trading securities (i.e. common stock subject to a registration statement) prior to the full repayment or conversion of the Notes (together with all accrued and unpaid interest and fees related thereto (the "Exclusion Period").

         (t) Authorization and Reservation of Shares. Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the conversion of the Notes and exercise of the Warrants.

         (u) Prohibition of Amendments to Subordinated Debt Documentation. Neither the Company nor any Eligible Subsidiary shall, without the prior written consent of Laurus, amend, modify or in any way alter the terms of any of the Subordinated Debt Documentation.

         (v) Prohibition of Grant of Collateral for Subordinated Debt Documentation. Neither the Company nor any Eligible Subsidiary shall, without the prior written consent of Laurus, grant or permit any of its Subsidiaries to grant to any Person any collateral of such Company, Eligible Subsidiary or other Subsidiary as security for any obligation arising under the Subordinated Debt Documentation.

         (w) Prohibitions of Payment Under Subordinated Debt Documentation. Neither the Company nor any Eligible Subsidiary shall, without the prior written consent of Laurus, make any payments in respect of the indebtedness evidenced by the Subordinated Debt Documentation, other than as expressly permitted by the terms thereof.

         14. Further Assurances. At any time and from time to time, upon the written request of Laurus and at the sole expense of Company, each of Company and each Eligible Subsidiary shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Laurus may request (a) to obtain the full benefits of this Agreement and the Ancillary Agreements, (b) to protect, preserve and maintain Laurus' rights in the Collateral and under this Agreement or any Ancillary Agreement, or (c) to enable Laurus to exercise all or any of the rights and powers herein granted or any Ancillary Agreement.

         15. Representations and Warranties of Laurus. Laurus hereby represents and warrants to Company as follows:

         (a) Requisite Power and Authority. Laurus has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Ancillary Agreements and to carry out their provisions. All corporate action on Laurus' part required for the lawful execution and delivery of this Agreement and the Ancillary Agreements have been or will be effectively taken prior to the Closing Date. Upon their execution and delivery, this Agreement and the Ancillary Agreements will be valid and binding obligations of Laurus, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) as limited by general principles of equity that restrict the availability of equitable and legal remedies.

         (b) Investment Representations. Laurus understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Laurus' representations contained in this Agreement, including, without limitation, that Laurus is an "accredited investor" within the meaning of Regulation D under the Securities Act. Laurus has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Notes to be purchased by it under this Agreement and the Securities acquired by it upon the conversion of the Notes.

         (c) Laurus Bears Economic Risk. Laurus has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to Company so that it is capable of evaluating the merits and risks of its investment in Company and has the capacity to protect its own interests. Laurus must bear the economic risk of this investment until the Securities are sold pursuant to (i) an effective registration statement under the Securities Act, or (ii) an exemption from registration is available.

         (d) Acquisition for Own Account. Laurus is acquiring the Securities for its own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

         (e) Laurus Can Protect Its Interest. Laurus represents that by reason of its, or of its management's, business and financial experience, Laurus has the capacity to evaluate the merits and risks of its investment in the Notes, and the Securities and to protect its own interests in connection with the transactions contemplated in this Agreement, and the Ancillary Agreements. Further, Laurus is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Ancillary Agreements.

         (f) Accredited Investor. Laurus represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

         (g) Shorting. Neither Laurus nor any of its Affiliates or investment partners has, will, or will cause any person or entity, directly or indirectly to, engage in "short sales" of Company's common stock directly related to Company's Common Stock as long as any Obligations shall be outstanding.

         (h) Patriot Act. Laurus certifies that, to the best of Laurus' knowledge, Laurus has not been designated, and is not owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. Laurus seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, Laurus hereby represents, warrants and agrees that: (i) none of the cash or property that Laurus will use to purchase the Notes has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no disbursement by Laurus to the Company, to the extent within Laurus' control, shall cause Laurus to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. Laurus shall promptly notify the Company if any of these representations ceases to be true and accurate regarding Laurus. Laurus agrees to provide the Company any additional information regarding Laurus that the Company deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. Laurus understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, Laurus may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of Laurus' investment in the Company. Laurus further understands that the Company may release information about Laurus and, if applicable, any underlying beneficial owners, to proper authorities if the Company, in its sole discretion, determines that it is in the best interests of the Company in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

         16. Power of Attorney. Each of Company and each Eligible Subsidiary hereby appoints Laurus, or any other Person whom Laurus may designate as Company's and/or any Eligible Subsidiary's attorney, with power to: (i) endorse Company's and each Eligible Subsidiary's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Laurus' possession; (ii) on or after occurrence and during continuation of an Event of Default sign Company's and each Eligible Subsidiary's name on any invoice or bill of lading relating to any Accounts, drafts against Account Debtors, schedules and assignments of Accounts, notices of assignment, financing statements and other public records, verifications of Account and notices to or from Account Debtors; (iii) verify the validity, amount or any other matter relating to any Account by mail, telephone, telegraph or otherwise with Account Debtors; (iv) on or after occurrence and during continuation of an Event of Default do all things necessary to carry out this Agreement, any Ancillary Agreement and all related documents; and (v) on or after the occurrence and continuation of an Event of Default, notify the post office authorities to change the address for delivery of Company's and each Eligible Subsidiary's mail to an address designated by Laurus, and to receive, open and dispose of all mail addressed to Company or any Eligible Subsidiary. Each of Company and each Eligible Subsidiary hereby ratifies and approves all acts of the attorney. Neither Laurus, nor the attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as Laurus has a security interest and until the Obligations have been fully satisfied.

         17. Term of Agreement. Laurus' agreement to make Loans and extend financial accommodations under and in accordance with the terms of this Agreement or any Ancillary Agreement shall continue in full force and effect until the expiration of the Initial Term. At Laurus' election following the occurrence of an Event of Default, Laurus may terminate this Agreement. The termination of the Agreement shall not affect any of Laurus' rights hereunder or any Ancillary Agreement and the provisions hereof and thereof shall continue to be fully operative until all transactions entered into, rights or interests created and the Obligations have been irrevocably disposed of, concluded or liquidated. Notwithstanding the foregoing and subject to the terms of the GO Software Sale Letter Agreement, Laurus shall release its security interests at any time after thirty (30) days notice upon irrevocable payment to it of all Obligations if Company and each Eligible Subsidiary shall have (i) provided Laurus with an executed release of any and all claims which Company or any Eligible Subsidiary may have or thereafter have under this Agreement and all Ancillary Agreements and (ii) paid to Laurus an early payment fee in an amount equal to (1) five percent (5%) of the Total Investment Amount if such payment occurs prior to the first anniversary of the Initial Term or any applicable renewal term, (2) four percent (4%) of the Total Investment Amount if such payment occurs on or after the first anniversary and prior to the second anniversary of the Initial Term or any applicable renewal term and (3) three percent (3%) of the Total Investment Amount if such termination occurs thereafter during the Initial Term; such fee being intended to compensate Laurus for its costs and expenses incurred in initially approving this Agreement or extending same. Such early payment fee shall be due and payable by Company and each Eligible Subsidiary to Laurus upon termination by acceleration of this Agreement by Laurus due to the occurrence and continuance of an Event of Default.

         18. Termination of Lien. The Liens and rights granted to Laurus hereunder and any Ancillary Agreements and the financing statements filed in connection herewith or therewith shall continue in full force and effect, notwithstanding the termination of this Agreement or the fact that Company's or any Eligible Subsidiary's account may from time to time be temporarily in a zero or credit position, until (a) all of the Obligations of Company or any Eligible Subsidiary have been paid or performed in full at the time of or after the termination of this Agreement. Laurus shall not be required to send termination statements to Company or any Eligible Subsidiary, or to file them with any filing office, unless and until this Agreement and the Ancillary Agreements shall have been terminated in accordance with their terms and all Obligations paid in full in immediately available funds.

         19. Events of Default. The occurrence of any of the following shall constitute an "Event of Default":

         (a) failure to make payment of any of the Obligations when required hereunder;

         (b) failure by the Company or any of its Subsidiaries to pay any taxes when due unless such taxes are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been provided on Company's and/or such Subsidiary's books;

         (c) failure to perform under, and/or committing any breach of, in any material respect, this Agreement or any Ancillary Agreement or any other agreement between Company and/or any Subsidiary thereof, on the one hand, and Laurus, on the other hand, which failure or breach shall continue for a period of twenty (20) days after the occurrence thereof or such longer grace period as shall expressly be set forth in any Ancillary Agreement;

         (d) the occurrence of any event of default (or similar term) under any indebtedness (including, without limitation, the indebtedness evidenced by the Subordinated Debt Documentation) which Company or any of its Subsidiaries is a party with third parties;

         (e) any representation, warranty or statement made by Company or any of its Subsidiaries hereunder, in any Ancillary Agreement, any certificate, statement or document delivered pursuant to the terms hereof, or in connection with the transactions contemplated by this Agreement should at any time be false or misleading in any material respect;

         (f) an attachment or levy is made upon Company's or any Eligible Subsidiary's assets having an aggregate value in excess of $100,000 or a judgment is rendered against Company or any Eligible Subsidiary or Company's or any Eligible Subsidiary's property involving a liability of more than $100,000 which shall not have been vacated, discharged, stayed or bonded within forty
(40) days from the entry thereof;

         (g) any change in Company's or any of its Subsidiaries' condition or affairs (financial or otherwise) which in Laurus' reasonable, good faith opinion, could reasonably be expected to have a Material Adverse Effect;

         (h) any Lien created hereunder or under any Ancillary Agreement for any reason ceases to be or is not a valid and perfected Lien having a first priority interest;

         (i) if Company or any of its Subsidiaries shall (i) apply for, consent to or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (iv) be adjudicated a bankrupt or insolvent, (v) file a petition seeking to take advantage of any other law providing for the relief of debtors, (vi) acquiesce to, or fail to have dismissed, within thirty
(30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (vii) take any action for the purpose of effecting any of the foregoing;

         (j) Company or any of its Subsidiaries shall admit in writing its inability, or be generally unable to pay its debts as they become due or cease operations of its present business;

         (k) Company or any Eligible Subsidiary directly or indirectly sells, assigns, transfers, conveys, or suffers or permits to occur any sale, assignment, transfer or conveyance of any assets of Company or any Eligible Subsidiary or any interest therein, except as permitted herein or in the GO Software Side Letter Agreement;

         (l) the occurrence of a Change of Control or change in the senior management of Company or any Eligible Subsidiary;

         (m) the indictment of Company or any of its Subsidiaries or any executive officer of Company or any of its Subsidiaries under any criminal statute, or commencement of criminal or civil proceeding against Company or any of its Subsidiaries or any executive officer of Company or any of its Subsidiaries pursuant to which statute or proceeding penalties or remedies sought or available include forfeiture of any of the property of Company or any of its Subsidiaries; or

         (n) if an Event of Default shall occur under and as defined in any Note or in any Ancillary Agreement;.

         (o) if the Company of any of its Subsidiaries attempts to terminate, challenges the validity of, or its liability under any Ancillary Agreement;

         (p) failure of the Company and each Eligible Subsidiary to enter into the lockbox arrangements contemplated by Section 8(a) within forty-five (45) days following the Closing Date; or

         (q) if any proceeding shall be brought to challenge the validity, binding effect of any Ancillary Agreement to which it is a party or should any Ancillary Agreement cease to be a valid, binding and enforceable obligation of the Company of any of its Subsidiaries (to the extent such Persons are a party thereto).

         20. Remedies. Following the occurrence of an Event of Default, Laurus shall have the right to demand repayment in full of all Obligations, whether or not otherwise due. Until all Obligations have been fully satisfied, Laurus shall retain its Lien in all Collateral. Laurus shall have, in addition to all other rights provided herein and in each Ancillary Agreement, the rights and remedies of a secured party under the UCC, and under other applicable law, all other legal and equitable rights to which Laurus may be entitled, including the right to take immediate possession of the Collateral, to require Company and/or each Eligible Subsidiary to assemble the Collateral, at Company's and each Eligible Subsidiaries' joint and several expense, and to make it available to Laurus at a place designated by Laurus which is reasonably convenient to both parties and to enter any of the premises of Company or any Eligible Subsidiary or wherever the Collateral shall be located, with or without force or process of law, and to keep and store the same on said premises until sold (and if said premises be the property of Company or any Eligible Subsidiary, Company agrees not to charge Laurus for storage thereof), and the right to apply for the appointment of a receiver for Company's and each Eligible Subsidiary's property. Further, Laurus may, at any time or times after the occurrence of an Event of Default, sell and deliver all Collateral held by or for Laurus at public or private sale for cash, upon credit or otherwise, at such prices and upon such terms as Laurus, in Laurus' sole discretion, deems advisable or Laurus may otherwise recover upon the Collateral in any commercially reasonable manner as Laurus, in its sole discretion, deems advisable. The requirement of reasonable notice shall be met if such notice is mailed postage prepaid to Company Agent at Company Agent's address as shown in Laurus' records, at least ten (10) days before the time of the event of which notice is being given. Laurus may be the purchaser at any sale, if it is public. In connection with the exercise of the foregoing remedies, Laurus is granted permission to use all of Company's and each Eligible Subsidiary's trademarks, tradenames, tradestyles, patents, patent applications, licenses, franchises and other proprietary rights. The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees, and second to the payment (in whatever order Laurus elects) of all Obligations. After the indefeasible payment and satisfaction in full in cash of all of the Obligations, and after the payment by Laurus of any other amount required by any provision of law, including Section 608(a)(1) of the Code (but only after Laurus has received what Laurus considers reasonable proof of a subordinate party's security interest), the surplus, if any, shall be paid to Company, such Eligible Subsidiary or its representatives or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. Each of Company and each Eligible Subsidiary shall remain jointly and severally liable to Laurus for any deficiency. In addition, each of Company and each Eligible Subsidiary shall pay Laurus a liquidation fee ("Liquidation Fee") in the amount of five percent (5%) of the actual amount collected in respect of each Account outstanding at any time during a "liquidation period". For purposes hereof, "liquidation period" means a period: (i) beginning on the earliest date of (x) an event referred to in Section 19(i) or 19(j), or (y) the cessation of

Company's of any Eligible such Subsidiary's business; and (ii) ending on the date on which Laurus has actually received all Obligations due and owing it under this Agreement and the Ancillary Agreements. The Liquidation Fee shall be paid on the date on which Laurus collects the applicable Account by deduction from the proceeds thereof. Company, Eligible Subsidiaries and Laurus acknowledge that the actual damages that would be incurred by Laurus after the occurrence of an Event of Default would be difficult to quantify and that Company, Eligible Subsidiaries and Laurus have agreed that the fees and obligations set forth in this Section and in this Agreement would constitute fair and appropriate liquidated damages in the event of any such termination.

         21. Waivers. To the full extent permitted by applicable law, each of Company and each Eligible Subsidiary hereby waives (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of this Agreement and the Ancillary Agreements or any other notes, commercial paper, Accounts, contracts, Documents, Instruments, Chattel Paper and guaranties at any time held by Laurus on which Company or any such Eligible Subsidiary may in any way be liable, and hereby ratifies and confirms whatever Laurus may do in this regard; (b) all rights to notice and a hearing prior to Laurus' taking possession or control of, or to Laurus' replevy, attachment or levy upon, any Collateral or any bond or security that might be required by any court prior to allowing Laurus to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws. Each of Company and each Eligible Subsidiary acknowledges that it has been advised by counsel of its choices and decisions with respect to this Agreement, the Ancillary Agreements and the transactions evidenced hereby and thereby.

         22. Expenses. Company and each Eligible Subsidiary shall jointly and severally pay all of Laurus' reasonable out-of-pocket costs and expenses, including reasonable fees and disbursements of in-house or outside counsel and appraisers, in connection with the preparation, execution and delivery of this Agreement and the Ancillary Agreements, and in connection with the prosecution or defense of any action, contest, dispute, suit or proceeding concerning any matter in any way arising out of, related to or connected with this Agreement or any Ancillary Agreement. Company and each Eligible Subsidiary shall also jointly and severally pay all of Laurus' reasonable fees, charges, out-of-pocket costs and expenses, including fees and disbursements of counsel and appraisers, in connection with (a) the preparation, execution and delivery of any waiver, any amendment thereto or consent proposed or executed in connection with the transactions contemplated by this Agreement or the Ancillary Agreements, (b) Laurus' obtaining performance of the Obligations under this Agreement and any Ancillary Agreements, including, but not limited to, the enforcement or defense of Laurus' security interests, assignments of rights and Liens hereunder as valid perfected security interests, (c) any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of any Collateral, (d) any appraisals or re-appraisals of any property (real or personal) pledged to Laurus by Company or any of its Subsidiaries as Collateral for, or any other Person as security for, the Obligations hereunder and (e) any consultations in connection with any of the foregoing. Company and each Eligible Subsidiary shall also jointly and severally pay Laurus' customary bank charges for all bank services (including wire transfers) performed or caused to be performed by Laurus for Company or any of its Subsidiaries at Company's or such Subsidiary's request or in connection with Company's and/or any Eligible Subsidiary's loan account with Laurus. All such costs and expenses together with all filing, recording and search fees, taxes and interest payable by Company and each Eligible Subsidiary to Laurus shall be payable on demand and shall be secured by the Collateral. If any tax by any Governmental Authority is or may be imposed on or as a result of any transaction between Company and/or any Subsidiary thereof, on the one hand, and Laurus on the other hand, which Laurus is or may be required to withhold or pay, Company and each Eligible Subsidiary agree to jointly and severally indemnify and hold Laurus harmless in respect of such taxes, and Company and each Eligible Subsidiary will repay to Laurus the amount of any such taxes which shall be charged to Company's and each Eligible Subsidiary's account; and until Company and each Eligible Subsidiary shall furnish Laurus with indemnity therefor (or supply Laurus with evidence satisfactory to it that due provision for the payment thereof has been made), Laurus may hold without interest any balance standing to Company's and each Eligible Subsidiary's credit and Laurus shall retain its Liens in any and all Collateral.

         23. Assignment By Laurus. Laurus may assign any or all of the Obligations together with any or all of the security therefor to any Person which is not a competitor of Company or any Subsidiary of Company and any such transferee shall succeed to all of Laurus' rights with respect thereto. Upon such transfer, Laurus shall be released from all responsibility for the Collateral to the extent same is assigned to any transferee. Laurus may from time to time sell or otherwise grant participations in any of the Obligations and the holder of any such participation shall, subject to the terms of any agreement between Laurus and such holder, be entitled to the same benefits as Laurus with respect to any security for the Obligations in which such holder is a participant. Company and each Eligible Subsidiary agree that each such holder may exercise any and all rights of banker's lien, set-off and counterclaim with respect to its participation in the Obligations as fully as though Company and/or such Eligible Subsidiary were directly indebted to such holder in the amount of such participation.

         24. No Waiver; Cumulative Remedies. Failure by Laurus to exercise any right, remedy or option under this Agreement, any Ancillary Agreement or any supplement hereto or thereto or any other agreement between Company, any Eligible Subsidiary and Laurus or delay by Laurus in exercising the same, will not operate as a waiver; no waiver by Laurus will be effective unless it is in writing and then only to the extent specifically stated. Laurus' rights and remedies under this Agreement and the Ancillary Agreements will be cumulative and not exclusive of any other right or remedy which Laurus may have.

         25. Application of Payments. Company and each Eligible Subsidiary irrevocably waive the right to direct the application of any and all payments at any time or times hereafter received by Laurus from or on Company's and/or any Eligible Subsidiary's behalf and Company and each Eligible Subsidiary hereby irrevocably agree that Laurus shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter against the Obligations hereunder in such manner as Laurus may deem advisable notwithstanding any entry by Laurus upon any of Laurus' books and records.

         26. Indemnity. Company and each Eligible Subsidiary agree to jointly and severally indemnify and hold Laurus, and its respective affiliates, employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses of any kind or nature whatsoever (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement or any of the Ancillary Agreements or with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to, this Agreement, the Ancillary Agreements or any other documents or transactions contemplated by or referred to herein or therein and any actions or failures to act with respect to any of the foregoing, except to the extent that any such indemnified liability is finally determined by a court of competent jurisdiction to have resulted solely from such Indemnified Person's gross negligence or willful misconduct. NO INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO COMPANY, ANY ELIGIBLE SUBSIDIARY OR TO ANY OTHER PARTY OR TO ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR
CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER. Notwithstanding anything contained in this Section 26 to the contrary, in the event the indemnification provisions of Section 5 of the Registration Rights Agreement (the "Registration Rights Indemnification Provisions") conflict with the provisions of this Section 26, then, solely as respects the matters covered by the Registration Rights Agreement, the Registration Rights Indemnification Provisions shall control.

         27. Revival. Company and each Eligible Subsidiary further agree that to the extent Company or any Eligible Subsidiary makes a payment or payments to Laurus, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

         28. Borrowing Agency Provisions.

         (a) Each of Company and each Eligible Subsidiary hereby irrevocably designates Company Agent to be its attorney and agent and in such capacity to borrow, sign and endorse notes, and execute and deliver all instruments, documents, writings and further assurances now or hereafter required hereunder, on behalf of such Company or Eligible Subsidiary, and hereby authorizes Laurus to pay over or credit all loan proceeds hereunder in accordance with the request of Company Agent.

         (b) The handling of this credit facility as a co-borrowing facility with a borrowing agent in the manner set forth in this Agreement is solely as an accommodation to Company and each Eligible Subsidiary and at their request. Laurus shall not incur any liability to Company or any Eligible Subsidiary as a result thereof. To induce Laurus to do so and in consideration thereof, each of Company and each Eligible Subsidiary hereby indemnifies Laurus and holds Laurus harmless from and against any and all liabilities, expenses, losses, damages and claims of damage or injury asserted against Laurus by any Person arising from or incurred by reason of the handling of the financing arrangements of Company and each Eligible Subsidiary as provided herein, reliance by Laurus on any request or instruction from Company Agent or any other action taken by Laurus with respect to this Paragraph 28.

         (c) All Obligations shall be joint and several, and each of Company and each Eligible Subsidiary shall make payment upon the maturity of the Obligations by acceleration or otherwise, and such obligation and liability on the part of Company and each Eligible Subsidiary shall in no way be affected by any extensions, renewals and forbearance granted by Laurus to Company or any Eligible Subsidiary, failure of Laurus to give Company or any Eligible Subsidiary notice of borrowing or any other notice, any failure of Laurus to pursue to preserve its rights against Company or any Eligible Subsidiary, the release by Laurus of any Collateral now or thereafter acquired from Company or any Eligible Subsidiary, and such agreement by Company or any Eligible Subsidiary to pay upon any notice issued pursuant thereto is unconditional and unaffected by prior recourse by Laurus to Company or any Eligible Subsidiary or any Collateral for Company's or any Eligible Subsidiary's Obligations or the lack thereof.

         (d) Each of Company and each Eligible Subsidiary expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which Company and such Eligible Subsidiary may now or hereafter have against the other or other person or entity directly or contingently liable for the Obligations, or against or with respect to any other's property (including, without limitation, any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement, until all Obligations have been paid in full and this Agreement has been irrevocably terminated.

         (e) Each of Company and each Eligible Subsidiary represents and warrants to Laurus that (i) Company and each Eligible Subsidiary have one or more common shareholders, directors and officers, (ii) the businesses and corporate activities of the Company and each Eligible Subsidiary are closely related to, and substantially benefit, the business and corporate activities of Company and each Eligible Subsidiary, (iii) the financial and other operations of Company and each Eligible Subsidiary are performed on a combined basis as if Company and each Eligible Subsidiary constituted a consolidated corporate group,
(iv) Company and each Eligible Subsidiary will receive a substantial economic benefit from entering into this Agreement and will receive a substantial economic benefit from the application of each Loan hereunder, in each case, whether or not such amount is used directly by Company or any such Eligible Subsidiary and (v) all requests for Loans hereunder by the Company Agent are for the exclusive and indivisible benefit of Company and each Eligible Subsidiary as though, for purposes of this Agreement, Company and each Eligible Subsidiary constituted a single entity.

         29. Notices. Any notice or request hereunder may be given to Company, Company Agent, any Eligible Subsidiary or Laurus at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any officer of the party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three (3) business days after the date when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed.

Notices shall be provided as follows:

             If to Laurus:            Laurus Master Fund, Ltd.
                                      c/o Laurus Capital Management, L.L.C.
                                      825 Third Avenue 14th Fl.
                                      New York, New York 10022
                                      Attention:  John E. Tucker, Esq.
                                      Telephone:  (212) 541-4434
                                      Telecopier: (212) 541-5800

             With a copy to:          Loeb & Loeb LLP
                                      345 Park Avenue
                                      New York, New York 10154
                                      Attention:  Scott J. Giordano, Esq.
                                      Telephone:  (212) 407-4000
                                      Telecopier: (212) 407-4990

             If to Company,
             Company Agent or any
             Eligible Subsidiary:     Return on Investment Corporation
                                      1825 Barrett Lakes Boulevard, Suite 260
                                      Kennesaw, Georgia 30144
                                      Attention:  Sherwin Krug
                                      Telephone:  (678) 797-4601
                                      Facsimile:  (678) 797-4602

             With a copy to:          Elizabeth H. Noe, Esq.
                                      Paul, Hastings, Janofsky & Walker LLP
                                      600 Peachtree Street, N.E.
                                      Suite 2400
                                      Atlanta, Georgia 30308
                                      Telephone:  (404) 815-2286
                                      Facsimile:  (404) 815-2424

or such other address as may be designated in writing hereafter in accordance with this Section 29 by such Person.

         30. Governing Law, Jurisdiction and Waiver of Jury Trial. (a) THIS AGREEMENT AND THE ANCILLARY AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.


         (b) COMPANY AND EACH ELIGIBLE SUBSIDIARY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN COMPANY AND/OR EACH ELIGIBLE SUBSIDIARY, ON THE ONE HAND, AND

LAURUS, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS; PROVIDED, THAT LAURUS, EACH ELIGIBLE SUBSIDIARY AND COMPANY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LAURUS FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LAURUS. EACH OF COMPANY AND EACH ELIGIBLE SUBSIDIARY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND COMPANY AND EACH ELIGIBLE SUBSIDIARY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF COMPANY AND EACH ELIGIBLE SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO COMPANY AGENT AT THE ADDRESS SET FORTH IN SECTION 29 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF COMPANY'S OR SUCH ELIGIBLE SUBSIDIARY'S, AS THE CASE MAY BE, ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

         (c) THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LAURUS, ANY ELIGIBLE SUBSIDIARY AND/OR COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR THE TRANSACTIONS RELATED THERETO.

         31. Limitation of Liability. Each of Company and each Eligible Subsidiary acknowledges and understands that in order to assure repayment of the Obligations hereunder Laurus may be required to exercise any and all of Laurus' rights and remedies hereunder and agrees that, except as limited by applicable law, neither Laurus nor any of Laurus' agents shall be liable for acts taken or omissions made in connection herewith or therewith except for actual bad faith.

         32. Entire Understanding. This Agreement and the Ancillary Agreements contain the entire understanding among Company, each Eligible Subsidiary and Laurus as to the subject matter hereof and thereof and any promises, representations, warranties or guarantees not herein contained shall have no force and effect unless in writing, signed by Company's, each Eligible Subsidiary's and Laurus' respective officers. Neither this Agreement, the Ancillary Agreements, nor any portion or provisions thereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

         33. Severability. Wherever possible each provision of this Agreement or the Ancillary Agreements shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the Ancillary Agreements shall be prohibited by or invalid under applicable law such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions thereof.

         34. Captions. All captions are and shall be without substantive meaning or content of any kind whatsoever.

         35. Counterparts; Telecopier Signatures. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party via telecopier transmission shall be deemed to be any original signature hereto.

         36. Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, schedules or exhibits thereto.

         37. Publicity. Each of Company and each Eligible Subsidiary hereby authorizes Laurus to make appropriate announcements of the financial arrangement entered into by and among Company, each Eligible Subsidiary and Laurus, including, without limitation, announcements which are commonly known as tombstones, in such publications and to such selected parties as Laurus shall in its sole and absolute discretion deem appropriate, or as required by applicable law.

         38. Joinder. It is understood and agreed that any person or entity that desires to become an Eligible Subsidiary hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of this Agreement or any Ancillary Agreement, shall become an Eligible Subsidiary hereunder by (x) executing a Joinder Agreement in form and substance satisfactory to Laurus, (y) delivering supplements to such exhibits and annexes to this Agreement and the Ancillary Agreements as Laurus shall reasonably request and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Agreement, in each case with all documents required above to be delivered to Laurus and with all documents and actions required above to be taken to the reasonable satisfaction of Laurus.

         39. Legends. The Securities shall bear legends as follows;

         (a) The Note shall bear substantially the following legend:

         "THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RETURN ON INVESTMENT CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

         (b) Any shares of Common Stock issued pursuant to conversion of the Note or exercise of the Warrants, shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE,
         PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RETURN ON INVESTMENT CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

         (c) The Warrants shall bear substantially the following legend:

         "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING

         SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO RETURN ON INVESTMENT CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."


       [Balance of page intentionally left blank; signature page follows.]

         IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first written above.


                                             RETURN ON INVESTMENT CORPORATION


                                             By: /s/ Sherwin Krug
                                                 -------------------------------
                                             Name: Sherwin Krug
                                             Title: Chief Financial Officer


                                             GO SOFTWARE, INC.


                                             By: /s/ Sherwin Krug
                                                 -------------------------------
                                             Name: Sherwin Krug
                                             Title: Chief Financial Officer




                                             TECTONIC SOLUTIONS, INC.


                                             By: /s/ Sherwin Krug
                                                 -------------------------------
                                             Name: Sherwin Krug
                                             Title: Chief Financial Officer




                                             LAURUS MASTER FUND, LTD.


                                             By: /s/ Scott Bluestein
                                                 -------------------------------
                                             Name: Scott Bluestein
                                             Title: Associate

                              Annex A - Definitions

                  "Account Debtor" means any Person who is or may be obligated with respect to, or on account of, an Account.

                  "Accountants" has the meaning given to such term in Section 11(a).

                  "Accounts" means all "accounts", as such term is defined in the UCC, now owned or hereafter acquired by any Person, including: (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper or Instruments) (including any such obligations that may be characterized as an account or contract right under the UCC); (b) all of such Person's rights in, to and under all purchase orders or receipts for goods or services; (c) all of such Person's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (d) all rights to payment due to such Person for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person); and (e) all collateral security of any kind given by any Account Debtor or any other Person with respect to any of the foregoing.

                  "Accounts Availability" means the amount of Revolving Loans against Eligible Accounts Laurus may from time to time make available to Company Agent up to ninety percent (90%) of the net face amount of Eligible Accounts based on Accounts of Company and the Eligible Subsidiaries.

                  "Affiliate" of any Person means (a) any Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For the purposes of this definition, control of a Person shall mean the power (direct or indirect) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

                  "Ancillary Agreements" means, the Notes, the Warrants, the Registration Rights Agreements, each Security Document, the GO Software Sale Letter Agreement and all other agreements, instruments, documents, mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, trust agreements and guarantees whether heretofore, concurrently, or hereafter executed by or on behalf of Company, any Eligible Subsidiary or any other Person or delivered to Laurus, relating to this Agreement or to the transactions contemplated by this Agreement or otherwise relating to the relationship between the Company, any Eligible Subsidiary and Laurus.

                  "Available Minimum Borrowing" shall have the meaning given such term in Section 2(a)(i).

                  "Books and Records" means all books, records, board minutes, contracts, licenses, insurance policies, environmental audits, business plans, files, computer files, computer discs and other data and software storage and media devices, accounting books and records, financial statements (actual and pro forma), filings with Governmental Authorities and any and all records and instruments relating to the Collateral or otherwise necessary or helpful in the collection thereof or the realization thereupon.

                  "Business Day" means a day on which Laurus is open for business and that is not a Saturday, a Sunday or other day on which banks are required or permitted to be closed in the State of New York.

                  "Capital Availability Amount" means $1,500,000.

                  "Change of  Control"  shall mean (a) with  respect to Company,
(i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 50% or more of the outstanding shares of voting stock of Borrower or (ii) Persons who are currently directors of Borrower plus Persons who are nominated by a majority of Persons who are currently members of the Board of Directors of Borrower shall cease to constitute at least a majority of the members of the Board of Directors of Borrower and (b) with respect to any Eligible Subsidiary, the occurrence of any event which results in less than 100% in the aggregate of the voting stock or other voting equity interests of such Eligible Subsidiary to be directly or indirectly owned or controlled by Company.

                  "Charter" shall have the meaning given such term in Section 12(c)(iv).

                  "Chattel Paper" means all "chattel paper," as such term is defined in the UCC, including electronic chattel paper, now owned or hereafter acquired by any Person.

                  "Closing Date" means the date on which Company shall first receive proceeds of the initial Loans or the date hereof, if no Loan is made under the facility on the date hereof.

                  "Collateral" means all of Company's and each Eligible Subsidiary's property and assets, whether real or personal, tangible or intangible, and whether now owned or hereafter acquired, or in which it now has or at any time in the future may acquire any right, title or interests including all of the following property in which it now has or at any time in the future may acquire any right, title or interest:

                  (a) all Inventory;

                  (b) all Equipment;

                  (c) all Fixtures;

                  (d) all General Intangibles;

                  (e) all Accounts;

                  (f) all Deposit Accounts, other bank accounts and all funds on deposit therein;

                  (g) all Investment Property;

                  (h) all Stock;

                  (i) all Chattel Paper;

                  (j) all Letter-of-Credit Rights;

                  (k) all Instruments;

                  (l) all commercial tort claims set forth on Schedule 1(A);

                  (m) all Books and Records;

                  (n) all Intellectual Property;

                  (o) all Supporting Obligations including letters of credit and guarantees issued in support of Accounts, Chattel Paper, General Intangibles and Investment Property;

                  (p) (i) all money, cash and cash equivalents and (ii) all cash held as cash collateral to the extent not otherwise constituting Collateral, all other cash or property at any time on deposit with or held by Laurus for the account of Company and/or any Eligible Subsidiary (whether for safekeeping, custody, pledge, transmission or otherwise); and

                  (q) all products and Proceeds of all or any of the foregoing, tort claims and all claims and other rights to payment including insurance claims against third parties for loss of, damage to, or destruction of, and (ii) payments due or to become due under leases, rentals and hires of any or all of the foregoing and Proceeds payable under, or unearned premiums with respect to policies of insurance in whatever form.

                  Notwithstanding the foregoing, the term "Collateral" shall not include any General Intangibles consisting of contracts, licenses or other agreements (collectively, the "Specified General Intangibles") of Company or Eligible Subsidiary to the extent that (but only to the extent that) (i) they are not assignable or capable of being encumbered as a matter of law or under the terms thereof (but solely to the extent that any such restriction shall be enforceable under applicable law) without the consent of the licensor thereof or other applicable party thereto, and (ii) such consent has not been obtained; provided, however, that the foregoing grant of a security interest shall extend to, and the term "Collateral" shall include, each of the following: (A) any Specified General Intangible which is in the nature of an Account or a right to the payment of money or a proceed of, or otherwise related to the enforcement or collection of, any Account or right to the payment of money, or goods which are the subject of any Account or right to the payment of money, (B) any and all proceeds of any Specified General Intangible and (C) upon obtaining the consent of any such licensor or other applicable party with respect to any such otherwise excluded Specified General Intangible, such Specified General Intangible as well as any and all proceeds thereof that might theretofore have been excluded from such grant of a security interest and from the term "Collateral."

                  "Common Stock" the shares of stock representing the Company's common equity interests.

                  "Company Agent" means Return on Investment Corporation.

                  "Contract Rate" shall have the meaning set forth in the respective Note.

                  "Default" means any act or event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

                  "Default Rate" has the meaning given to such term in Section 5(a)(iii).

                  "Deposit Accounts" means all "deposit accounts" as such term is defined in the UCC, now or hereafter held in the name of any Person, including, without limitation, the Lockbox Account(s).

                  "Documents" means all "documents", as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all bills of lading, dock warrants, dock receipts, warehouse receipts, and other documents of title, whether negotiable or non-negotiable.

                  "Eligible Accounts" means and includes each Account of the Company and each Eligible Subsidiary which conforms to the following criteria:
(a) shipment of the merchandise or the rendition of services has been completed;
(b) no return, rejection or repossession of the merchandise has occurred; (c) merchandise or services shall not have been rejected or disputed by the Account Debtor and there shall not have been asserted any offset, defense or counterclaim; (d) continues to be in full conformity with the representations and warranties made by Company and each Eligible Subsidiary to Laurus with respect thereto; (e) Laurus is, and continues to be, satisfied with the credit standing of the Account Debtor in relation to the amount of credit extended; (f) there are no facts existing or threatened which are likely to result in any material adverse change in an Account Debtor's financial condition; (g) is documented by an invoice in a form approved by Laurus in its reasonable discretion and shall not be unpaid more than ninety (90) days from invoice date;
(h) not more than twenty-five percent (25%) of the unpaid amount of invoices due from such Account Debtor remains unpaid more than ninety (90) days from invoice date; (i) is not evidenced by chattel paper or an instrument of any kind with respect to or in payment of the Account unless such instrument is duly endorsed to and in possession of Laurus or represents a check in payment of a Account;
(j) the Account Debtor is located in the United States; provided, however, Laurus may, from time to time, in the exercise of its sole discretion and based upon satisfaction of certain conditions to be determined at such time by Laurus, deem certain Accounts as Eligible Accounts notwithstanding that such Account is due from an Account Debtor located outside of the United States; (k) Laurus has a first priority perfected Lien in such Account and such Account is not subject to any Lien other than Permitted Liens; (l) does not arise out of transactions with any employee, officer, director, stockholder or Affiliate of Company or any Eligible Subsidiary; (m) is payable to Company or any Eligible Subsidiary; (n) does not arise out of a bill and hold sale prior to shipment and does not arise out of a sale to any Person to which Company or any Eligible Subsidiary is indebted; (o) is net of any returns, discounts, claims, credits and allowances;
(p) if the Account arises out of contracts  between  Company and/or any Eligible

Subsidiary, on the one hand, and the United States, on the other hand, any state, or any department, agency or instrumentality of any of them, Company and/or such Eligible Subsidiary, as the case may be, has so notified Laurus, in writing, prior to the creation of such Account, and there has been compliance with any applicable governmental notice or approval requirements, including compliance with the Federal Assignment of Claims Act; (q) is a good and valid account representing an undisputed bona fide indebtedness incurred by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to an unconditional sale and delivery upon the stated terms of goods sold by Company or any Eligible Subsidiary or work, labor and/or services rendered by Company or any Eligible Subsidiary; (r) does not arise out of progress billings prior to completion of the order; (s) the total unpaid Accounts from such Account Debtor does not exceed twenty-five percent (25%) of all Eligible Accounts; (t) Company's or such Eligible Subsidiary's right to payment is absolute and not contingent upon the fulfillment of any condition whatsoever; (u) Company or such Eligible Subsidiary, as the case may be, is able to bring suit and enforce its remedies against the Account Debtor through judicial process; (v) does not represent interest payments, late or finance charges owing to Company or such Eligible Subsidiary, as the case may be, and (w) is otherwise satisfactory to Laurus as determined by Laurus in the exercise of its reasonable discretion. In the event Company requests that Laurus include within Eligible Accounts certain Accounts of one or more of Company's acquisition targets, Laurus shall at the time of such request consider such inclusion, but any such inclusion shall be at the sole option of Laurus and shall at all times be subject to the execution and delivery to Laurus of all such documentation (including, without limitation, guaranty and security documentation) as Laurus may require in its sole discretion.

                  "Eligible Subsidiary" shall mean GO Software, Tectonic Solutions and each other Subsidiary of the Company consented to in writing by Laurus to be included as and "Eligible Subsidiary" for the purposes of this Agreement.

                  "Equipment" means all "equipment" as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including any and all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal property (other than Inventory) of every kind and description that may be now or hereafter used in such Person's operations or that are owned by such Person or in which such Person may have an interest, and all parts, accessories and accessions thereto and substitutions and replacements therefor.

                  "ERISA" shall have the meaning given to such term in Section 12(g).

                  "Event of Default" means the occurrence of any of the events set forth in Section 18.

                  "Excepted Issuances" shall have the meaning given such term in
Section 13(t).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Act Filings" shall have the meaning given to such term in Section 12.

                  "Exclusion  Period"  shall have the meaning given such term in
Section 13(t).

                  "Fixed Conversion Price" has the meaning given such term in the Minimum Borrowing Note.

                  "Fixtures" means all "fixtures" as such term is defined in the UCC, now owned or hereafter acquired by any Person.

                  "Formula Amount" has the meaning set forth in Section 2(a)(i).

                  "GAAP"  means  generally   accepted   accounting   principles,
practices and procedures in effect from time to time in the United States of America.

                  "General Intangibles" means all "general intangibles" as such term is defined in the UCC, now owned or hereafter acquired by any Person including all right, title and interest that such Person may now or hereafter have in or under any contract, all Payment Intangibles, customer lists, Licenses, Intellectual Property, interests in partnerships, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, Software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, Books and Records, Goodwill (including the Goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key-person, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit accounts, rights to receive tax refunds and other payments, rights to received dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, and rights of indemnification.

                  "GO Software Sale" means the sale by ROIE of all of the stock of GO Software or the sale by GO Software of substantially all of the assets of GO Software, as applicable.

                  "GO Software Sale Letter Agreement" means the letter agreement dated the date hereof among Company, the Eligible Subsidiaries and Laurus which sets forth, among other things, the conditions under which Laurus will release its Lien on the assets of GO Software in connection with the GO Software Sale.

                  "Goods" means all "goods", as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including embedded software to the extent included in "goods" as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

                  "Goodwill" means all goodwill, trade secrets, proprietary or confidential information, technical information, procedures, formulae, quality control standards, designs, operating and training manuals, customer lists, and distribution agreements now owned or hereafter acquired by any Person.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Hazardous Materials" shall have the meaning given such term in Section 12(q).

                  "Indemnified Person" shall have the meaning given to such term in Section 26.

                  "Initial Term" means the Closing Date through the close of business on the day immediately preceding the second anniversary of the Closing Date, subject to acceleration at the option of Laurus upon the occurrence of an Event of Default hereunder or other termination hereunder.

                  "Instruments" means all "instruments", as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all certificated securities and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                  "Intellectual Property" means any and all patents, trademarks, service marks, trade names, copyrights, trade secrets, Licenses, information and other proprietary rights and processes

                  "Inventory" means all "inventory", as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located, including all inventory, merchandise, goods and other personal property that are held by or on behalf of such Person for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Person's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

                  "Investment Property" means all "investment property", as such term is defined in the UCC, now owned or hereafter acquired by any Person, wherever located.

                  "Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the UCC, now owned or hereafter acquired by any Person, including rights to payment or performance under a letter of credit, whether or not such Person, as beneficiary, has demanded or is entitled to demand payment or performance.

                  "License" means any rights under any written agreement now or hereafter acquired by any Person to use any trademark, trademark registration, copyright, copyright registration or invention for which a patent is in existence or other license of rights or interests now held or hereafter acquired by any Person.

                  "Lien" means any mortgage, security deed, deed of trust, pledge, hypothecation, assignment, security interest, lien (whether statutory or otherwise), charge, claim or encumbrance, or preference, priority or other security agreement or preferential arrangement held or asserted in respect of any asset of any kind or nature whatsoever including any conditional sale or other title retention agreement, any lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the UCC or comparable law of any jurisdiction.

                  "Loans" means the Revolving Loans, the Term Loan and all other extensions of credit hereunder and under any Ancillary Agreement.

                  "Material  Adverse Effect" means a material  adverse effect on
(a) a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of Company or any of its Subsidiaries (taken individually or as a whole), (b) Company's or any of its Subsidiary's ability to pay or perform the Obligations in accordance with the terms hereof or any Ancillary Agreement, (c) the value of the Collateral, the Liens on the Collateral or the priority of any such Lien or (d) the practical realization of the benefits of Laurus' rights and remedies under this Agreement and the Ancillary Agreements.

                  "Maximum Legal Rate" shall have the meaning given to such term in Section 5(a)(iv).

                  "Minimum   Borrowing   Amount"  means  $500,000,   which  such
aggregate amount shall be evidenced by Minimum Borrowing Notes.

                  "Minimum Borrowing Notes" shall mean each Secured Convertible Note, which shall be issued in a series, made by Company and each Eligible Subsidiary in favor of Laurus to evidence the Minimum Borrowing Amount.

                  "NASD" shall have the meaning given to such term in Section 13(b).

                  "Note  Shares"  shall  have the  meaning  given  such  term in
Section 12(a).

                  "Notes" means each of the Minimum Borrowing Notes, the Revolving Note and the Secured Convertible Term Note made by Company and each Eligible Subsidiary in favor of Laurus in connection with the transactions contemplated hereby, as the same may be amended, modified and supplemented from time to time, as applicable.

                  "Obligations" means all Loans, all advances, debts, liabilities, obligations, covenants and duties owing by Company and each of its Subsidiaries to Laurus (or any corporation that directly or indirectly controls or is controlled by or is under common control with Laurus) of every kind and description (whether or not evidenced by any note or other instrument and whether or not for the payment of money or the performance or non-performance of any act), direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, whether existing by operation of law or otherwise now existing or hereafter arising including any debt, liability or obligation owing from Company and/or each of its Subsidiaries to others which Laurus may have obtained by assignment or otherwise and further including all interest (including interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), charges or any other payments Company and/or each of its Subsidiaries is required to make by law or otherwise arising under or as a result of this Agreement and the Ancillary Agreements, together with all reasonable expenses and reasonable attorneys' fees chargeable to Company's or any of its Subsidiary's account or incurred by Laurus in connection with Company's or any of its Subsidiary's account whether provided for herein or in any Ancillary Agreement.

                  "Payment Intangibles" means all "payment intangibles" as such term is defined in the UCC, now owned or hereafter acquired by any Person, including, a General Intangible under which the Account Debtor's principal obligation is a monetary obligation.

                  "Permitted Liens" means (a) Liens of carriers, warehousemen, artisans, bailees, mechanics and materialmen incurred in the ordinary course of business securing sums (i) not overdue or (ii) being diligently contested in good faith provided that adequate reserves with respect thereto are maintained on the books of the Company in conformity with GAAP, provided, that, the Lien shall have no effect on the priority of Liens in favor of Laurus or the value of the assets in which Laurus has a Lien; (b) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, relating to employees, provided, that, the Lien shall have no effect on the priority of Liens in favor of Laurus or the value of the assets in which Laurus has a Lien; (c) Liens in favor of Laurus; (d) Liens for taxes (i) not yet due or (ii) being diligently contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Company or any Subsidiary thereof in conformity with GAAP provided, that, the Lien shall have no effect on the priority of Liens in favor of Laurus or the value of the assets in which Laurus has a Lien; (e) Purchase Money Liens securing Purchase Money Indebtedness to the extent permitted in this Agreement and (f) Liens specified on Schedule 2 hereto.

                  "Person" means any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.

                  "Prime Rate" means the "prime rate" published in The Wall Street Journal from time to time. The Prime Rate shall be increased or decreased as the case may be for each increase or decrease in the Prime Rate in an amount equal to such increase or decrease in the Prime Rate; each change to be effective as of the day of the change in such rate.

                  "Proceeds" means "proceeds", as such term is defined in the UCC and, in any event, shall include: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Company, any Eligible Subsidiary or any other Person from time to time with respect to any Collateral; (b) any and all payments (in any form whatsoever) made or due and payable to Company or any Eligible Subsidiary from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any Collateral by any governmental body, governmental authority, bureau or agency (or any person acting under color of governmental authority); (c) any claim of Company or any Eligible Subsidiary against third parties (i) for past, present or future infringement of any Intellectual Property or (ii) for past, present or future infringement or dilution of any trademark or trademark license or for injury to the goodwill associated with any trademark, trademark registration or trademark licensed under any trademark License; (d) any recoveries by Company or any Eligible Subsidiary against third parties with respect to any litigation or dispute concerning any Collateral, including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral; (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock; and (f) any and all other amounts , rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

                  "Purchase Money Indebtedness" means (a) any indebtedness incurred for the payment of all or any part of the purchase price of any fixed asset, including indebtedness under capitalized leases, (b) any indebtedness incurred for the sole purpose of financing or refinancing all or any part of the purchase price of any fixed asset, and (c) any renewals, extensions or refinancings thereof (but not any increases in the principal amounts thereof outstanding at that time).

                  "Purchase Money Lien" means any Lien upon any fixed assets that secures the Purchase Money Indebtedness related thereto but only if such Lien shall at all times be confined solely to the asset the purchase price of which was financed or refinanced through the incurrence of the Purchase Money Indebtedness secured by such Lien and only if such Lien secures only such Purchase Money Indebtedness.

                  "Receivables Purchase" shall have the meaning given such term in Section 2(b).

                  "Registration Rights Agreements" means those registration rights agreements from time to time entered into between Company and Laurus, as amended, modified and supplemented from time to time.

                  "Restricted Account" means those deposit accounts from time to time maintained by Company or an Eligible Subsidiary with North Fork Bank which are subject to Laurus' first priority perfected security interest pursuant to a control or similar agreement among Company or such Eligible Subsidiary, as applicable, Laurus and North Fork Bank.

                  "Revolving Note" means that secured revolving note made by Company and each Eligible Subsidiary in favor of Laurus in the aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000).

                  "SEC" shall mean the Securities and Exchange Commission.

                  "SEC  Reports"  shall have the meaning  provided  such term in
Section 12(u).

                  "Secured Convertible Term Note" means the secured convertible term note made by Company and each Eligible Subsidiary in favor of Laurus in the aggregate principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000).

                  "Securities" means the Notes and the Warrants being issued by Company to Laurus pursuant to this Agreement and the Ancillary Agreements and the shares of the common stock of Company which may be issued pursuant to conversion of such Notes in whole or in part or exercise of such Warrants.

                  "Securities  Act"  shall have the  meaning  given such term in
Section 12(r).

                  "Security Documents" means all security agreements, mortgages, cash collateral deposit letters, pledges and other agreements which are executed by the Company or any of its Subsidiaries in favor of Laurus.

                  "Software" means all "software" as such term is defined in the UCC, now owned or hereafter acquired by any Person, including all computer programs and all supporting information provided in connection with a transaction related to any program.

                  "Specified Subordinated Debt" means the Company's outstanding Subordinated Second Secured Convertible Promissory Notes due February 1, 2005 which shall be paid in full on the Closing Date.

                  "Stock" means all certificated and uncertificated shares, options, warrants, membership interests, general or limited partnership interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Securities Exchange Act of 1934).

                  "Subordinated Debt Documentation" means (i) the Promissory Note dated December 12, 2003 in the original principal amount of $50,000 made by Company in favor of Sherwin Krug, (ii) the Promissory Note dated December 29, 2003 in the original principal amount of $20,000 made by Company in favor of Arol R. Wolford, (iii) the Promissory Note dated December 29, 2003 in the original principal amount of $125,000 made by Company in favor of John W. McRoberts, (iv) the Promissory Note dated June 25, 2004 in the original principal amount of $100,000 made by Company in favor of Richard R. Rast, (v) the Promissory Note dated July 28, 2004 in the original principal amount of $70,000 made by Company in favor of Arol R. Wolford, (vi) the Promissory Note dated October 26, 2004 in the original principal amount of $20,000 made by Company in favor of Richard R. Rast, (vii) the Promissory Note dated January 2, 2004 in the original principal amount of $360,000 made by Company in favor of John White, (viii) the Promissory Note dated January 2, 3004 in the original principal amount of $533,500 made by Company in favor of SpecSource.com, Inc. and (ix) all subordination agreements entered into in connection with each of the foregoing, as each of the same may be amended, modified and supplemented from time to time.

                  "Subsidiary" of any Person means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or (ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time.

                  "Supporting Obligations" means all "supporting obligations" as such term is defined in the UCC.

                  "Term" means, as applicable, the Initial Term and any Renewal Term.

                  "Total Investment Amount" means $5,500,000.

                  "UCC" means the Uniform Commercial Code as the same may, from time be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Laurus' Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that UCC is used to define any term herein or in any Ancillary
Agreement and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

                  "Warrant  Shares"  shall have the  meaning  given such term in
Section 12(a).

                  "Warrants" has the meaning set forth in the Registration Rights Agreements.

                                    Exhibit A

                           Borrowing Base Certificate

                                [To be inserted]

                        --------------------------------

                            LAURUS MASTER FUND, LTD.


                        RETURN ON INVESTMENT CORPORATION


                                GO SOFTWARE, INC.


                                       and


                            TECTONIC SOLUTIONS, INC.



                             Dated: January 10, 2005

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1.  General Definitions and Terms; Rules of Construction.......................1

2.  Revolving Loans............................................................2

3.  Repayment of the Loans.....................................................5

4.  Procedure for Revolving Loans..............................................5

5.  Interest and Payments......................................................5
    (a) Interest...............................................................5
    (b) Payments; Certain Closing Conditions...................................6

6.  Security Interest..........................................................7

7.  Representations, Warranties and Covenants Concerning the Collateral........8

8.  Payment of Accounts.......................................................10

9.  Collection and Maintenance of Collateral..................................11

10. Inspections and Appraisals.  .............................................11

11. Financial Reporting.......................................................12

12. Additional Representations and Warranties.................................13

13. Covenants.................................................................23

14. Further Assurances........................................................28

15. Representations and Warranties of Laurus..................................28

16. Power of Attorney.........................................................30

17. Term of Agreement.........................................................30

18. Termination of Lien.......................................................31

19. Events of Default.........................................................31

20. Remedies..................................................................33

21. Waivers...................................................................34

22. Expenses..................................................................34

                                                                            PAGE
                                                                            ----

23. Assignment By Laurus......................................................35

24. No Waiver; Cumulative Remedies............................................35

25. Application of Payments...................................................35

26. Indemnity.................................................................35

27. Revival...................................................................36

28. Borrowing Agency Provisions...............................................36

29. Notices...................................................................37

30. Governing Law, Jurisdiction and Waiver of Jury Trial......................38

31. Limitation of Liability...................................................39

32. Entire Understanding......................................................40

33. Severability..............................................................40

34. Captions..................................................................40

35. Counterparts; Telecopier Signatures.......................................40

36. Construction..............................................................40

37. Publicity.................................................................40

38. Joinder...................................................................40

39. Legends...................................................................41



LIST OF EXHIBITS

Exhibit A-Borrowing Base Certificate



                                       ii